UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

SCHEDULE 14A

_________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

PALTALK, INC.

(Name of Registrant as Specified In Its Charter)

________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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30 Jericho Executive Plaza, Suite 400E
Jericho, NY

(212) 967-5120

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Paltalk, Inc. to be held on May 6, 2021 at 9:00 a.m., Eastern Time. The Annual Meeting will be conducted as a virtual meeting of stockholders by means of a live audio webcast. In light of the ongoing COVID-19 pandemic in the U.S. and abroad, we believe that hosting a virtual meeting helps ensure the health and safety of our stockholders, our Board of Directors and our management. In addition, we believe that hosting a virtual meeting will enable greater stockholder attendance and participation from any location. You will not be able to attend the Annual Meeting in person. You will be able to attend the Annual Meeting online by visiting www.proxydocs.com/PALT.

This past year has been an unprecedented and difficult period for much of the world. The pandemic presented health and safety challenges for our business, but also provided unique opportunities for us to better serve our customers around the world. As communities implemented social distancing measures to limit the spread of COVID-19, virtual interaction amongst friends, families and colleagues became essential to maintain connections, relationships and a sense of normalcy. We recognized this fact early on and offered free video in certain countries hit hardest by the COVID pandemic in order to serve our customer base. In a year marked with hardship, we are proud of our continued ability to serve our customers and look forward to enhancing our users’ experiences in a meaningful way.

In addition, the pandemic underscored for us the importance of our employees’ health and safety. In line with federal and state mandates, we adopted a work-from-home policy in March 2020, and we expect this practice to continue for the foreseeable future. Management has increased communications concerning our strategy to maintain the safety of our employees, mitigate the risk of spreading the virus and to provide other resources to help care for our employees and their families. We continue to closely monitor and manage the situation regarding the COVID-19 pandemic and expect to follow the recommended practices and guidelines from the health care professionals and federal and local governments.

Enclosed are the notice of annual meeting of stockholders and proxy statement, which describe the business that will be acted upon at the Annual Meeting, as well as our 2020 Annual Report, which includes our audited financial statements for the fiscal year ended December 31, 2020.

Your vote is very important, regardless of the number of shares of common stock you own. To vote your shares of common stock, please refer to the instructions included on the enclosed proxy card. If your shares are held in the name of a broker, trust, bank or other nominee and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to vote your shares. Failure to do so may result in your stock not being eligible to be voted by proxy at the meeting. On behalf of the Board of Directors, I urge you to follow the instructions provided to you and vote your shares today, even if you plan to attend the virtual meeting.

Thank you for your support of our company. I look forward to speaking with you at the Annual Meeting.

Sincerely,
/s/ Jason Katz
Jason Katz
Chief Executive Officer and Chairman

PALTALK, INC.
30 Jericho Executive Plaza, Suite 400E
Jericho, NY
(212) 967-5120

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 6, 2021

NOTICE IS HEREBY GIVEN that the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Paltalk, Inc., a Delaware corporation (the “Company”), will be held on Thursday, May 6, 2021 at 9:00 a.m., Eastern Time, by means of a live audio webcast for the following purposes:

(1)    to elect five directors to serve until the 2022 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

(2)    to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm;

(3)    to approve an amendment to the Company’s Certificate of Incorporation, as amended (the “Charter”), in substantially the form attached to the proxy statement as Annex A, to, at the discretion of the Board of Directors of the Company, effect a reverse stock split with respect to the Company’s issued and outstanding common stock, par value $0.001 per share (the “Common Stock”), including stock held by the Company as treasury shares, at any ratio up to 1-for-4 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board of Directors of the Company (the “Reverse Stock Split”);

(4)    to approve, if and only if the Reverse Stock Split is approved and implemented, an amendment to the Charter, in substantially the form attached to the proxy statement as Annex B, to, at the discretion of the Board of Directors of the Company, reduce the total number of authorized shares of Common Stock from 25,000,000 to 20,000,000; and

(5)    to transact any other business that may properly come before the Annual Meeting or any adjournments, postponements or recesses thereof.

Stockholders are referred to the proxy statement accompanying this notice for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Company’s Board of Directors has determined that each proposal listed above is in the best interests of the Company and its stockholders and has approved each proposal. The Company’s Board of Directors recommends that at the Annual Meeting you vote “FOR” proposals 1, 2, 3 and 4.

The Board of Directors has fixed 5:00 p.m., Eastern Time, on March 29, 2021 as the record date (the “Record Date”). Only holders of shares of Common Stock of record on the Record Date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s), adjournment(s) or rescess(es) of the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at the headquarters of the Company during regular business hours for at least the ten calendar days prior to the Annual Meeting. The list will also be available during the Annual Meeting for inspection by stockholders. If you would like to review the list, please contact our Investor Relations department by emailing IR@paltalk.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON MAY 6, 2021:

Our Proxy Statement and 2020 Annual Report are available at:

www.investors.paltalk.com/annual-reports

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your stock is registered in your name, even if you plan to attend the Annual Meeting online during the audio webcast, we request that you vote your shares in accordance with the instructions set out in the form of proxy and in the proxy statement to ensure that your stock will be represented at the Annual Meeting.

If your stock is held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting and vote your shares. Failure to do so may result in your stock not being eligible to be voted by proxy at the Annual Meeting.

By Order of the Board of Directors
/s/ Jason Katz
Jason Katz
Chief Executive Officer and Chairman
Jericho, New York
________, 2021

i

ii

PRELIMINARY COPY

30 Jericho Executive Plaza, Suite 400E Jericho, New York 11753
(212) 967-5120

______________________________

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 6, 2021

______________________________

The accompanying proxy is solicited by the Board of Directors on behalf of Paltalk, Inc., a Delaware corporation, to be voted at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on May 6, 2021, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and at any adjournment(s), postponement(s) or recess(es) of the Annual Meeting. This proxy statement (this “Proxy Statement”) and accompanying form of proxy are expected to be first sent or given to stockholders on or about ________, 2021.

The executive offices of the Company are located at, and the mailing address of the Company is, 30 Jericho Executive Plaza, Suite 400E, Jericho, New York 11753. Unless the context otherwise indicates, references to “Paltalk,” “we,” “our,” “us” and the “Company” refer to Paltalk, Inc. and its subsidiaries on a consolidated basis.

______________________________

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON MAY 6, 2021:

Our Proxy Statement and 2020 Annual Report are available at:

www.investors.paltalk.com/annual-reports

______________________________

ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a “street name” holder, you must obtain a proxy from your broker or nominee in order to vote your stock at the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that the regulations of the Securities and Exchange Commission (the “SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the following matters outlined in the Notice:

(1)    to elect five directors to serve until the 2021 Annual Meeting of Stockholders or until their successors are duly elected and qualified (the “Director Election Proposal”);

(2)    to ratify the appointment of Marcum LLP as our independent registered public accounting firm (the “Auditor Ratification Proposal”);

(3)    to approve an amendment to our Certificate of Incorporation, as amended (the “Charter”), to, at the discretion of the Board of Directors of the Company, effect a reverse stock split with respect to our issued and outstanding common stock, par value $0.001 per share (the “Common Stock”), including stock held by us as treasury shares, at any ratio up to 1-for-4 (the “Range”), with the ratio within such Range to be determined at the discretion of our Board of Directors (such action, the “Reverse Stock Split,” and such proposal is referred to herein as the “Reverse Stock Split Proposal”);

(4)    to approve, if and only if the Reverse Stock Split is approved and implemented, an amendment to the Charter to, at the discretion of our Board of Directors, reduce the total number of authorized shares of Common Stock from 25,000,000 to 20,000,000 (such action, the “Authorized Share Reduction,” and such proposal is referred to herein as the “Authorized Share Reduction Proposal”); and

(5)    to transact any other business that may properly come before the Annual Meeting or any adjournment, postponement or recess thereof.

Management will also be available to respond to questions from stockholders.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, SEC rules allow us to send only one Proxy Statement to that address, unless we received instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate proxy statement in the future, he or she may contact us at Paltalk, Inc., 30 Jericho Executive Plaza, Suite 400E, Jericho, New York 11753, Attn: Investor Relations or by calling (212) 967-5120 or emailing IR@paltalk.com. Eligible stockholders of record receiving multiple copies of our Proxy Statement can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other nominee can request householding by contacting such nominee.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to Investor Relations at the address, phone number or email set forth above.

SEC rules permit companies to send you a notice that proxy information is available on the Internet, instead of mailing you a complete set of materials. In the future, we may choose to distribute proxy information in this manner.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your Common Stock in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold stock. Similarly, if you are a stockholder of record and hold stock in a brokerage account, you will receive a proxy card for stock held in your name and a voting instruction card for stock held in “street name.” See “What is the difference between a stockholder of record and a ‘street name’ holder?” Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your stock is voted.

Why have a virtual meeting?

We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company. Hosting a virtual meeting enables increased stockholder attendance and participation since stockholders can participate from any location around the world. In light of the ongoing COVID-19 pandemic in the U.S. and abroad, we also believe that hosting a virtual meeting helps ensure the health and safety of our stockholders, our Board of Directors and our management.

What do I need to do to attend the virtual Annual Meeting?

We will be hosting the Annual Meeting online via an audio webcast. A summary of the information you need to attend the Annual Meeting online is provided below:

•        Any stockholder can attend the Annual Meeting by visiting www.proxydocs.com/PALT and following the instructions on your proxy card.

•        We encourage you to access the Annual Meeting online prior to its start time.

•        The Annual Meeting starts at 9:00 a.m., Eastern Time.

•        Stockholders may vote electronically and submit questions online while attending the Annual Meeting.

•        Please have the Control Number printed on your proxy card we have provided to you to join the Annual Meeting.

What is the record date and what does it mean?

The record date determines the stockholders that are entitled to notice of, and to vote at, the Annual Meeting. The record date for the Annual Meeting is 5:00 p.m., Eastern Time, on March 29, 2021 (the “Record Date”). The Record Date was established by our Board of Directors as required by Delaware law. As of the Record Date, 6,906,454 shares of our Common Stock, excluding shares held by us as treasury stock, were issued and outstanding.

Who is entitled to vote at the Annual Meeting?

Only the holders of Common Stock at 5:00 p.m., Eastern Time, on the Record Date may vote at the Annual Meeting.

What are the voting rights of the stockholders?

Each holder of Common Stock is entitled to one vote per share of Common Stock on all matters to be acted upon at the Annual Meeting. Neither our Charter nor our Amended and Restated By-Laws, as amended (the “By-Laws”), allow for cumulative voting rights.

The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the stockholders present in person or by proxy and entitled to vote at the Annual Meeting may adjourn or recess the Annual Meeting from time to time until a quorum is present or represented, but no business may be transacted at any adjourned meeting except which could have been lawfully transacted had the meeting not been adjourned. Pursuant to our By-Laws, for the purposes of this virtual Annual Meeting, presence “in person” is satisfied by being present online during the audio webcast at www.proxydocs.com/PALT.

What is the difference between a stockholder of record and a “street name” holder?

If your stock is registered directly in your name with EQ Shareowner Services, the Company’s transfer agent, you are considered the stockholder of record with respect to that stock. The Proxy Statement and proxy card have been sent directly to you by the Company’s transfer agent.

If your stock is held in a stock brokerage account or by a bank or other nominee, such nominee is considered the record holder of that stock. You are considered the beneficial owner of that stock, and your stock is held in “street name.” The Proxy Statement has been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your stock by using the voting instructions it included in the mailing or by following its instructions for voting.

What is a broker non-vote?

A broker non-vote occurs when a broker holding stock for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your stock with respect to the Director Election Proposal. Your broker does have discretionary authority to vote your stock with respect to the Auditor Ratification Proposal, Reverse Stock Split Proposal and Authorized Share Reduction Proposal.

How do I vote my stock?

If you are a record holder, you may vote your Common Stock by following the instructions included on your proxy card. To vote at the Annual Meeting, you must attend the Annual Meeting online and submit a ballot in accordance with the instructions provided at www.proxydocs.com/PALT. The ballot will be provided online during the Annual Meeting.

If you complete and submit a proxy card but fail to complete one or more of the voting instructions, then the proxies designated in the proxy card will vote your stock as follows for each proposal for which you provide no voting instructions: “FOR” the Director Election Proposal, the Auditor Ratification Proposal, the Reverse Stock Split Proposal and the Authorized Share Reduction Proposal. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your stock in accordance with applicable law and their judgment.

If you hold some or all of your stock in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions for the stock together with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote the stock. If you complete the voting instruction card except one or more of the voting instructions, then your broker may be unable to vote your stock with respect to the proposal as to which you provide no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your stock online at the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to obtain a nominee-issued proxy to the Annual Meeting, you will not be able to vote your nominee-held stock online at the Annual Meeting.

Who counts the votes?

All votes will be tabulated by EQ Shareowner Services, the inspector of election appointed for the Annual Meeting, or its substitute. Votes for each proposal will be tabulated separately.

Can I vote my stock online at the Annual Meeting?

Yes. If you are a stockholder of record, you may vote your stock at the virtual meeting by completing a ballot online at the Annual Meeting at www.proxydocs.com/PALT.

If you hold your stock in “street name,” you may vote your stock online only if you obtain a proxy issued by your bank, broker or other nominee giving you the right to vote the stock.

Even if you currently plan to attend the Annual Meeting online, we recommend that you also vote your shares as soon as possible so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

What are my choices when voting?

With respect to the proposals to be acted upon at the Annual Meeting, you may vote as follows:

•        Director Election Proposal — “FOR” each of the Director Nominees (as defined below), “WITHHOLD” from each of the Director Nominees, or “WITHHOLD” from individual Director Nominees;

•        Auditor Ratification Proposal — “FOR,” “AGAINST” or “ABSTAIN;”

•        Reverse Stock-Split Proposal — “FOR,” “AGAINST” or “ABSTAIN;” and

•        Authorized Share Reduction Proposal — “FOR,” “AGAINST” or “ABSTAIN.”

How does the Board of Directors recommend that I vote my stock?

The Board of Directors recommends that you vote your stock as follows:

•        “FOR” the Director Election Proposal;

•        “FOR” the Auditor Ratification Proposal;

•        “FOR” the Reverse Stock Split Proposal; and

•        “FOR” the Authorized Share Reduction Proposal.

What if I do not specify how I want my stock voted on my proxy card?

If you are a record holder who returns a completed proxy card that does not specify how you want to vote your stock on the proposals, the proxies designated on the proxy card will vote your stock for each proposal as to which you provide no voting instructions in the following manner:

•        “FOR” the Director Election Proposal;

•        “FOR” the Auditor Ratification Proposal;

•        “FOR” the Reverse Stock Split Proposal; and

•        “FOR” the Authorized Share Reduction Proposal.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote that stock, except with respect to the Auditor Ratification Proposal, Reverse Stock Split Proposal and Authorized Share Reduction Proposal. See “What is a broker non-vote?”

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy by any of the following means:

•        attending the Annual Meeting and voting your stock by ballot online at the Annual Meeting;

•        completing and submitting a new valid proxy bearing a later date;

•        voting by telephone or via the Internet as instructed in your proxy card (only your latest telephone or Internet proxy is counted); or

•        giving written notice of revocation to the Company addressed to the Company’s Corporate Secretary at the Company’s address above, which notice must be received before noon, Eastern Time, on April 28, 2021.

If you are a “street name” holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What percentage of the vote is required to approve each proposal?

Assuming the presence of a quorum, the Director Nominees that receive the most votes from the holders of the shares of our Common Stock for their election will be elected (i.e., the affirmative vote by the holders of a plurality of the shares of Common Stock voting at the Annual Meeting is required for the election of the Director Nominees). The Auditor Ratification Proposal requires the affirmative vote, in person or by proxy, of the majority of votes cast for or against the Auditor Ratification Proposal at the Annual Meeting. In accordance with the Delaware General Corporation Law, as amended (“DGCL”), and the Company’s organizational documents, the approval of the Reverse Stock Split Proposal and the Authorized Share Reduction Proposal require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting.

If the Reverse Stock Split Proposal is approved by the Company’s stockholders, is the Company required to effect the Reverse Stock Split?

No. The Board of Directors has the sole authority to determine whether or not to effect the Reverse Stock Split, even if the Reverse Stock Split Proposal is approved by our stockholders. If the Reverse Stock Split Proposal is approved by our stockholders, the Board of Directors will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and our stockholders. In making its determination, the Board of Directors will consider, among other things:

•        whether effecting the Reverse Stock Split is necessary to obtain approval of the listing of the Common Stock on The Nasdaq Capital Market;

•        the per share price of our Common Stock immediately prior to the Reverse Stock Split;

•        the expected stability of the per share price of our Common Stock following the Reverse Stock Split;

•        the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;

•        prevailing market conditions;

•        general economic conditions in our industry; and

•        our market capitalization before and after the Reverse Stock Split.

If the stockholders approve the Reverse Stock Split Proposal and the Board of Directors decides to effect the Reverse Stock Split, the Board of Directors will have the sole authority to determine the timing of filing the amendment to our Charter to effect the Reverse Stock Split. The Board of Directors will also have the sole discretion to determine the ratio of the Reverse Stock Split, subject to such ratio being within the Range of up to 1-for-4.

When will the Reverse Stock Split become effective?

If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split will become effective upon the filing of the amendment to our Charter related to the Reverse Stock Split with the Secretary of State of the State of Delaware. However, notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board of Directors will have the sole authority to elect whether or not and when to amend our Charter to effect the Reverse Stock Split. The Board of Directors will also have the sole discretion to determine the ratio of the Reverse Stock Split, subject to such ratio being within the Range of up to 1-for-4.

How will fractional shares resulting from the Reverse Stock Split be treated?

We do not intend to issue fractional shares in connection with the Reverse Stock Split. If you are a direct holder of our Common Stock, to the extent the Reverse Stock Split would result in you owning a fractional share of Common Stock, such fractional share will be rounded up to the nearest whole share of Common Stock. If you are the holder of an outstanding equity award granted under one of our equity incentive plans (discussed below) that is exercisable, convertible or exchangeable for Common Stock, to the extent the Reverse Stock Split would result in your award entitling you to own a fractional share of Common Stock, your award will be rounded down to the nearest whole share and the per share exercise price resulting from any such reductions or adjustments will be rounded up to the nearest whole cent to comply with the requirements of Sections 409A and 424 of the Internal Revenue Code of 1986, as amended (the “Code”).

How will the Reverse Stock Split impact the voting rights of stockholders?

The Reverse Stock Split will affect all of our stockholders uniformly and will not change any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split would result in adjustments with respect to fractional shares.

Is the Authorized Share Reduction conditioned on the approval of the Reverse Stock Split Proposal and the implementation of the Reverse Stock Split?

Yes. If the Reverse Stock Split Proposal is approved and the Reverse Stock Split is implemented, the Board of Directors, subject to the approval of the Authorized Share Reduction Proposal, intends to implement the Authorized Share Reduction to reduce the total number of shares of Common Stock that we are authorized to issue from 25,000,000 to 20,000,000. If the Reverse Stock Split Proposal is not approved by our stockholders or the Reverse Stock Split is otherwise not implemented by the Board of Directors, the Board of Directors does not intend to implement the Authorized Share Reduction.

The implementation of the Reverse Stock Split, however, is not conditioned on the approval of the Authorized Share Reduction Proposal or the implementation of the Authorized Share Reduction. Even if the Authorized Share Reduction Proposal is not approved by our stockholders or if the Board of Directors determines not to implement the Authorized Share Reduction, the Board of Directors will retain the option to implement the Reverse Stock Split, subject to the approval of the Reverse Stock Split Proposal by our stockholders.

If the Authorized Share Reduction Proposal is approved by the Company’s stockholders, is the Company required to effect the Authorized Share Reduction?

No. The Board of Directors has the sole authority to determine whether or not to effect the Authorized Share Reduction, even if the Authorized Share Reduction Proposal is approved by our stockholders. If the Authorized Share Reduction Proposal is approved by our stockholders, the Board of Directors will make a determination as to whether effecting the Authorized Share Reduction is in the best interests of the Company and our stockholders. In addition, the implementation of the Authorized Share Reduction is subject to the approval of the Reverse Stock Split Proposal and the implementation of the Reverse Stock Split.

In making its determination, the Board of Directors will consider, among other things, whether the Authorized Share Reduction is in the best interests of the Company’s stockholders in light of the Company’s anticipated needs to reserve authorized shares of Common Stock for:

•        raising capital through the sale of equity securities;

•        entering into strategic business combinations;

•        providing equity incentives to officers, directors and employees; and

•        other corporate purposes.

In addition, whether the Board of Directors determines to implement the Authorized Share Reduction will depend on the ratio that the Board of Directors selects for the Reverse Stock Split and the number of shares of Common Stock that are issued and outstanding following the Reverse Stock Split.

If the stockholders approve the Authorized Share Reduction Proposal and the Board of Directors decides to effect the Authorized Share Reduction, the Board of Directors will have the sole authority to determine the timing of filing the amendment to our Charter to effect the Authorized Share Reduction; provided, however, that the implementation of the Authorized Share Reduction is conditioned on the approval of the Reverse Stock Split Proposal and the implementation of the Reverse Stock Split.

When will the Authorized Share Reduction become effective?

If the Reverse Stock Split Proposal and the Authorized Share Reduction Proposal are approved by our stockholders, and the Reverse Stock Split is implemented, the Authorized Share Reduction will become effective upon the filing of the amendment to our Charter related to the Authorized Share Reduction with the Secretary of State of the State of Delaware. However, notwithstanding approval of the Authorized Share Reduction Proposal and Reverse Stock Split Proposal by our stockholders and the implementation of the Reverse Stock Split, the Board of Directors will have the sole authority to elect whether or not and when to amend our Charter to effect the Authorized Share Reduction.

If I am a holder of Common Stock with shares represented by share certificates, should I send in my share certificates now?

NO, STOCKHOLDERS OF THE COMPANY SHOULD NOT SEND SHARE CERTIFICATE(S) WITH THEIR PROXY CARD(S). If the Reverse Stock Split is completed, our Transfer Agent will send our stockholders written instructions for sending in their share certificates or, in the case of shares held electronically in “book-entry” form, for surrendering their book-entry shares.

How are abstentions and broker non-votes treated?

Abstentions are included in the determination of the number of shares of Common Stock present at the Annual Meeting for determining a quorum at the meeting. Abstentions will have no effect upon the Director Election Proposal or the Auditor Ratification Proposal, but will have the same effect as a vote cast against the Reverse Stock Split Proposal and the Authorized Share Reduction Proposal.

Broker non-votes will be included in the determination of the number of shares of Common Stock present at the Annual Meeting for determining a quorum at the meeting. Broker non-votes will have no effect on the Director Election Proposal. Broker non-votes are not applicable to the Auditor Ratification Proposal, Reverse Stock Split Proposal and Authorized Share Reduction Proposal because your broker has discretionary authority to vote your shares of Common Stock with respect to such proposals.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders have any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board of Directors is asking for your proxy, and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of Common Stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies may be solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not receive additional compensation but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the Common Stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of Common Stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the stock represented by the proxies held by them in accordance with applicable law and their discretion on such matters.

Where can I find voting results?

The Company expects to publish the voting results of the Annual Meeting in a Current Report on Form 8-K, which it expects to file with the SEC within four business days following the date of the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional material, please feel free to contact Investor Relations by emailing IR@paltalk.com.

CORPORATE AND SOCIAL RESPONSIBILITY

Our mission at Paltalk, Inc. has always been to provide innovative products and services to help our users communicate virtually in a safe and secure way. We also believe that we have a responsibility to the communities and the environment in which we operate, and we believe that operating our company in an environmentally and socially responsible manner will help drive the long-term growth of our business. Our social and environmental initiatives are an integral part of how we operate and are intended to foster a culture where our employees are proud of the company for which they work. We attempt to fulfill our social and environmental responsibilities in many ways, including by adhering to the beliefs and taking the actions set forth below:

Focus Area	What We Believe and Do
Users

•   As communities around the world implemented social distancing measures to limit the spread of COVID-19, we offered free video in certain countries hit hardest by the pandemic. We felt that it was our responsibility to provide much-need virtual interaction to our users in order to help maintain connections, relationships and a sense of normalcy.

Stockholders	• We participated in a Virtual Investor Awareness Program in an effort to raise engagement and streamline communications with our stockholders.
Employees

•   We believe in fostering an inclusive and diverse work environment that is intended to enable all of our team members to achieve their goals and contribute. We are an equal opportunity employer that is committed to inclusion and diversity and we take affirmative action to ensure equal opportunity for all applicants without regard to race, color, religion, sex, sexual orientation, gender identity, national origin, disability, Veteran status, or other legally protected characteristics.

•   We offer ample vacation days and flexible work programs to support the work-life balance of our employees.

•   We offer our employees a top-quality health care package, commuter benefits, maternity/paternity support and a 401(k) program.

Governance

•   Our Code of Conduct guides all our corporate interactions and all employees, officers and directors are required to sign and abide by our ethical standards.

•   We maintain insider trading and anti-hedging policies that prohibit our directors and executive officers from pledging or hedging Company securities.

•   We have a Whistle Blower Policy that encourages all employees to report any concerns, while protecting those who choose to disclose improper conduct.

Community

•   While we do maintain a registered office, our relatively small staff and efficient facilities allow us to minimize our carbon footprint and to limit the Company’s exposure to serious environmental concerns.

•   Our products and services enable our customers to achieve their environmental goals by reducing the need for travel, lowering emissions and mitigating the effects climate change.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board of Directors has nominated five directors, Jason Katz, Kara Jenny, Yoram “Rami” Abada, Lance Laifer and John Silberstein for election at the Annual Meeting by the stockholders (collectively, the “Director Nominees” and each, a “Director Nominee”).

The number of members of our Board of Directors may be fixed from time to time by the majority of the entire Board of Directors and currently consists of five directors.

Each director that is elected at a future annual meeting of stockholders, and each director that is elected to fill a vacancy or newly created directorship, shall hold a term of office that expires at the next annual meeting of stockholders and until his or her successor has been duly elected and qualified. The Board of Directors has nominated each Director Nominee for election as a director to serve for a term expiring at the annual meeting of stockholders to be held in 2022 or until his or her respective successor is duly elected and qualified.

To be elected as a director, the Director Nominees must receive a plurality of the votes cast by the stockholders entitled to vote for the election of directors. Should the Director Nominees become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board of Directors may nominate or designate. The Director Nominees have each expressed an intention to serve the entire term for which election is sought.

Directors and Director Nominees

The following table sets forth the name, age and position of the directors currently serving on our Board of Directors and the Director Nominees:

Name	Age	Positions
Yoram “Rami” Abada	61	Director
Jason Katz	58	Chief Executive Officer, President, Chief Operating Officer and Chairman of the Board of Directors
Lance Laifer	56	Director
Kara Jenny	51	Chief Financial Officer and Director
John Silberstein	60	Director

When considering whether the Director Nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of our business and structure, the Board of Directors focused primarily on the information discussed in the directors’ individual biographies set forth below.

Yoram “Rami” Abada was appointed as a member of our Board of Directors in October 2016. Mr. Abada previously served as the President of Factory Direct Enterprises, one of the largest licensees of Ashley Furniture Home stores from March 2015 until March 2016. Prior to then, Mr. Abada served in a variety of roles at Jennifer Convertibles Inc., a specialist sofa bed chain headquartered in New York, where he began his career in 1982 and worked until September 2014. Most recently, Mr. Abada served as Jennifer Convertibles, Inc.’s President, Chief Financial Officer and Chief Operating Officer, as well as a member of its board of directors, from September 1999 until 2014. From 1997 until 2003, Mr. Abada served as a member of the board of directors of CCA Industries, Inc., a public company engaged in the manufacture and distribution of health and beauty aid products, and Mr. Abada currently serves as a member of the board of directors of 168 5th Avenue Realty Corp., a privately held real estate corporation. Mr. Abada holds a B.B.A. from the Bernard Baruch College of the City University of New York.

Mr. Abada’s background and experience as a lead executive officer and board member of public and private companies provides him with extensive knowledge of, and insights into, financial reporting and oversight, corporate strategy and board functions.

Jason Katz has served as our Chairman of the Board of Directors, President and Chief Operating Officer since October 2016 and as our Chief Executive Office since December 2019. Mr. Katz is the founder of A.V.M. Software, Inc. (d/b/a Paltalk) (“AVM”) and served as its Chief Executive Officer and as a member of its Board of Directors from 1998 through the completion of PeerStream’s merger with AVM, pursuant to which SAVM Acquisition Corporation, PeerStream’s wholly owned subsidiary, merged with and into AVM, with AVM surviving as a wholly owned subsidiary of PeerStream (the “AVM Merger”), in October 2016. In his capacity as an executive officer and director of AVM, Mr. Katz oversaw the strategic direction of AVM and its subsidiaries, and also managed its system infrastructure. Mr. Katz is an authority on instant messaging as well as web-based voice and video. Mr. Katz has appeared at numerous industry forums as well as on Bloomberg Radio and CNN Radio. Prior to AVM, Mr. Katz co-founded MJ Capital, a money management firm. Earlier in his career, Mr. Katz was a corporate lawyer at the New York office of Fulbright & Jaworski. Mr. Katz earned a J.D. from the New York University School of Law (1988) and a B.A. in Economics from the University of Pennsylvania (1985).

Mr. Katz’s background and expertise as the Chief Executive Officer of AVM and decades of industry experience provides our Board of Directors with valuable industry insight and management expertise.

Lance Laifer was appointed as a member of our Board of Directors in October 2016. Mr. Laifer served as a member of AVM’s Board of Directors from 1999 through the completion of the AVM Merger in October 2016. Mr. Laifer has also served as the Chief Executive Officer of Blue Frog Open Track Media Management since 2018 and each of Old Forge Media Management and Old Forge Asset Management (together, “Old Forge”), a network of social media advertising and marketing companies, since 2013 and 2011, respectively, as well as the Chief Executive Officer of Laifer Capital Management, Inc., an investment firm, since 1992. Prior to his service at Old Forge, Mr. Laifer was the Chief Executive Officer of Wapiti Capital Management, LLC. Mr. Laifer also served on the board of directors of ValueVision from 1992 to 1995.

Mr. Laifer’s decades of experience provide him with unique investment and capital market insights, as well as background analyzing the risks and strategies of companies in the social media industry.

Kara Jenny was appointed as our Chief Financial Officer in December 2019 and as a member of our Board of Directors in November 2020. Ms. Jenny has over 20 years of senior financial expertise. During her career, Ms. Jenny has created overall corporate strategy and managed financial and accounting operations, including SEC and Sarbanes-Oxley compliance efforts. She has also overseen customer service, operations and legal functions as well as led strategic and annual planning processes and has been a key contributor in facilitating several rounds of equity financing, including preferred stock offerings, private investments in public equity, rights offerings and common stock offerings. Most recently, and since 2014, Ms. Jenny was Chief Financial Officer of Walker Innovation, a publicly traded intellectual property company. Previously, she was the Chief Financial Officer of Bluefly, Inc., an online retailer of designer apparel and accessories at a value. Ms. Jenny began her career at Arthur Andersen LLP and is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants. She was selected to join the SEC’s Advisory Committee Member on Small and Emerging Companies and served on the Committee from 2011 until 2013.

Ms. Jenny’s background as the Chief Financial Officer of Bluefly, Inc. and Walker Innovation, as well as her decades of experience overseeing financial and accounting operations provide her with valuable insight into financial strategy and management of compliance processes.

John Silberstein was appointed as a member of our Board of Directors in October 2016. Mr. Silberstein was a member of AVM’s Board of Directors from 1999 through the completion of the AVM Merger in October 2016 and was General Counsel of AVM from 2000 to 2003. He began his career in October 1986 as a real estate attorney at Skadden, Arps, Slate, Meagher & Flom, and in April 1989 began working for The Mendik Company, which with its partners, owned and managed a portfolio of twelve million square feet of Class A commercial office buildings in New York City and its suburbs. After leaving The Mendik Company, from February 1999 to April 2005, Mr. Silberstein served as co-managing member of Five Spruce GP LLC, the managing member of a real estate company that acquired and subsequently sold eight residential apartment buildings in New York City. Most recently, Mr. Silberstein taught high school English at The Rivers School in Weston, Massachusetts from September 2010 to June 2016. Mr. Silberstein earned a B.A. from Brown University and a J.D. from New York University School of Law.

Mr. Silberstein’s experience representing AVM and other companies in complex and sophisticated matters, as well as his expertise in real estate acquisition and management, provides him with unique insights into business strategy and leadership.

Each of our Director Nominees is currently serving on our Board of Directors. There are no agreements or understandings between our directors and executive officers or any other person pursuant to which they were selected as a director or executive officer. In addition, there are no family relationships between our directors and any of our executive officers.

Vote Required

To be elected as a director, the Director Nominees must receive a plurality of the votes cast by the stockholders entitled to vote for the election of directors.

The Board of Directors recommends that you vote “FOR” the Director Nominees.

Meetings of the Board of Directors and Committees

The Board of Directors held seven meetings in 2020. During 2020, each director attended 75% or more of the aggregate number of meetings held by the Board of Directors and the committees of the Board of Directors on which such director served, if any, during the period for which such person served as a director. We have not adopted a formal policy regarding director attendance at our annual stockholder meetings; however, we encourage members of the Board of Directors to attend such meetings. Jason Katz and Yoram Abada, representing two of our five directors at the time of our 2020 annual meeting of stockholders, attended the 2020 annual meeting.

Audit Committee

The audit committee consists of Mr. Abada and Mr. Silberstein. Mr. Abada currently serves as the chairman of the audit committee. Our Board of Directors has determined that each of Mr. Abada and Mr. Silberstein is independent under The Nasdaq Stock Market LLC (“NASDAQ”) listing standards and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Board of Directors has also determined that each member of our audit committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, the Board of Directors has examined each audit committee member’s scope of experience and the nature of their current and prior employment.

The functions of the audit committee include:

•        selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

•        helping to ensure the independence and performance of the independent registered public accounting firm;

•        discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;

•        developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•        reviewing our policies on risk assessment and risk management;

•        reviewing and approving related party transactions and keeping the independent auditors informed of the audit committee’s understanding of our relationships and transactions with related parties;

•        obtaining and reviewing a report by the independent registered public accounting firm, as necessary, that describes our internal quality-control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law;

•        approving (or, as permitted, pre-approving) all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm; and

•        monitoring compliance with our Code of Business Conduct and Ethics and investigating all reported complaints and allegations concerning violations of such code.

Pursuant to the audit committee charter, the audit committee has the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the audit committee. Our Board of Directors has designated Mr. Abada as an “audit committee financial expert” as defined under the applicable SEC rules and determined that he has accounting or related financial management expertise as required under the applicable NASDAQ rules. A copy of the audit committee charter is available on our website at www.investors.paltalk.com/corporate-governance. The audit committee held eight meetings during the 2020 fiscal year.

Compensation Committee

The compensation committee consists of Mr. Abada and Mr. Silberstein. Mr. Silberstein currently serves as the chairman of the compensation committee. Our Board of Directors has determined that each of Mr. Abada and Mr. Silberstein is independent under NASDAQ listing standards and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The compensation committee, with input from our Chief Executive Officer, reviews and approves, or recommends that our Board of Directors approve, the compensation of our directors and executive officers. A copy of the compensation committee charter is available on our website at www.investors.paltalk.com/corporate-governance. The compensation committee held four meetings during the 2020 fiscal year.

The functions of the compensation committee include:

•        reviewing and approving, or recommending that our Board of Directors approve, the compensation of our executive officers;

•        reviewing and recommending that our Board of Directors approve the compensation of our directors;

•        reviewing and approving, or recommending that our Board of Directors approve, the terms of compensatory arrangements with our executive officers;

•        administering our stock and equity incentive plans;

•        reviewing and approving, or recommending that our Board of Directors approve, incentive compensation and equity plans;

•        reviewing and establishing general policies relating to compensation and benefits of our employees and reviewing our overall compensation philosophy; and

•        engaging with stockholders and proxy advisory firms on executive compensation matters.

Pursuant to the compensation committee charter, the compensation committee has the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the compensation committee. The compensation committee does not engage an independent compensation consultant because it does not believe one is necessary or cost efficient for a company our size.

Nominating and Corporate Governance Committee

We currently do not have a nominating and corporate governance committee, and the independent members of our Board of Directors perform the principal functions of a nominating and corporate governance committee. In the past, we have elected not to have a nominating and corporate governance committee because we did not believe one has been necessary or cost efficient for a company of our size. However, we expect to establish a nominating and corporate governance committee in the future if we list our Common Stock on The Nasdaq Capital Market.

Our Board of Directors has designated the independent directors of the Board of Directors, Messrs. Abada, Silberstein, and Laifer, as well as any future members of the Board of Directors that qualify as independent directors (collectively, the “Nominating Directors”), as the independent directors responsible for, among other things, (i) determining the qualifications, qualities and skills required to be a director of the Company and evaluating, selecting and approving nominees to serve as directors, (ii) periodically reviewing, assessing and making recommendations for changes to the Board of Directors and (iii) overseeing the process for evaluation of the Board of Directors. In addition, the Nominating Directors have unrestricted access to and assistance from our officers, employees and independent auditors and the authority to employ experts, consultants and professionals to assist with performance of their duties.

The Nominating Directors also consider director nominees put forward by stockholders. Our By-Laws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board of Directors at the Annual Meeting. To recommend a nominee for election to the Board of Directors, a stockholder must submit his or her recommendation to the Corporate Secretary, Wilmary Soto-Guignet, at the address appearing on the first page of this Proxy Statement. Such nomination must satisfy the notice, information and consent requirements set forth in our By-Laws and must be received by us prior to the date set forth under “Submission of Future

Stockholder Proposals” included herein. A stockholder’s recommendation must be accompanied by the information with respect to stockholder nominees that is specified in our By-Laws, including among other things, the name, age, address and occupation of the recommended person, the proposing stockholder’s name and address, the ownership interests of the proposing stockholder and any beneficial owner on whose behalf the nomination is being made and any material monetary or other relationships between the recommended person and the proposing stockholder and/or the beneficial owners, if any, on whose behalf the nomination is being made. Stockholder recommendations provided to the Corporate Secretary and received in accordance with the advance notice provision in our By-Laws will be considered and evaluated by the Nominating Directors in the same manner as candidates recommended from other sources.

The Nominating Directors do not have any specific minimum qualifications that director nominees must have in order to be considered to serve on the Board of Directors. However, the Nominating Directors do take into consideration areas of expertise that director nominees may be able to offer, including professional experience, knowledge, abilities and industry knowledge or expertise. The Nominating Directors also consider the director nominees’ potential contribution to the overall composition and diversity of the Board of Directors.

Report of the Audit Committee

Our audit committee reviewed the Company’s audited financial statements for the year ended December 31, 2020. The following is the report of the audit committee with respect to the Company’s audited financial statements for the year ended December 31, 2020, which includes the consolidated balance sheets of the Company as of December 31, 2020 and December 31, 2019, and the related consolidated statements of operations, changes in stockholders’ deficit and cash flows for each of the years in the two-year period ended December 31, 2020, and the notes thereto. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed with the SEC” or subject to the liabilities of Section 18 of the Exchange Act, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that the Company specifically incorporates it by reference into such filing.

Reviews and Discussions with Management

The audit committee has reviewed and discussed the Company’s audited financial statements with management.

Review and Discussions with Independent Registered Public Accounting Firm

The audit committee has discussed with its independent auditor the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board (“PCAOB”).

The audit committee has also received written disclosures and the letter from the independent auditor required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the audit committee concerning independence and has discussed with the independent auditor its independence from the Company. The audit committee has also reviewed and discussed the selection, application and disclosure of the critical accounting policies of the Company with the independent auditor.

Based on the review and discussions referred to above, the audit committee approved the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

AUDIT COMMITTEE
Yoram “Rami” Abada (Chairman)
John Silberstein

Involvement in Certain Legal Proceedings

There have been no material legal proceedings that would require disclosure under the federal securities laws that are material to an evaluation of the ability or integrity of our directors or executive officers or in which any director, officer, nominee or principal stockholder, or any affiliate thereof, is a party adverse to us or has a material interest adverse to us.

Board Leadership Structure and Role in Risk Oversight

The positions of Chairman of the Board of Directors and Chief Executive Officer are currently fulfilled by one individual, with Jason Katz serving as our Chairman of the Board of Directors and as our Chief Executive Officer. Pursuant to our By-Laws, the Board of Directors is responsible for appointing the Chairman of the Board of Directors and the Chief Executive Officer. Our By-Laws permit the Chairman to also hold the position of Chief Executive Officer. The Board of Directors selects its Chairman and our Chief Executive Officer in the manner it considers to be in the best interests of the Company. In accordance with our By-laws, the Board considers from time to time whether it is in the best interests of the Company to have the same person occupy the offices of Chairman of the Board and Chief Executive Officer, using its business judgment after considering all relevant circumstances. Our Board has determined that it is in the best interests of the Company and its stockholders at this time to have both (i) a combined Chairman and Chief Executive Officer role and (ii) a Board of Directors comprised of a majority of independent directors.

Jason Katz has served as our Chief Executive Officer since December 2019 and as our President, Chief Operating Officer and Chairman of the Board since October 2016. The Board believes, at this time, that this structure is appropriate and in the best interests of the Company and its stockholders. Specifically, the Board acknowledges that Mr. Katz has significant experience managing the Company’s business operations and the Board wants to preserve this continuity. Although the Board believes that this current leadership structure is appropriate at this time, the Board believes that there is no specific leadership structure that best applies to all companies, nor is there one specific leadership structure that would permanently suit our Company. As a result, the decision as to whether to combine or separate the positions of Chairman and Chief Executive Officer may vary from time to time, as conditions and circumstances warrant.

We do not currently have a lead independent director. We have elected not to have a lead independent director because we do not believe one has been necessary nor that it is cost efficient for a company of our size and we do not expect to establish a lead independent director in the foreseeable future.

Our Board of Directors is primarily responsible for overseeing the Company’s risk management processes. The Board of Directors receives periodic reports from management concerning the Company’s assessment of risks. The Board of Directors focuses on the most significant risks facing the Company, including risks related to cybersecurity, the Company’s general risk management strategy and whether any of our compensation policies and practices create risks to our risk management practices or provide incentives to our executives and other employees to take risks that are reasonably likely to have a material adverse effect on us. While the Board of Directors oversees the Company’s risk management, the Company’s management is responsible for day-to-day risk management processes. We believe that having Mr. Katz serve in both capacities is the most effective approach for addressing the risks facing our company and that the structure of our Board of Directors supports this approach.

Director Independence

Although our Common Stock is currently quoted on the OTCQB marketplace, our Board of Directors has adopted the definition of independence set forth under NASDAQ listing standards. In undertaking its annual review on director independence, the Board of Directors considered the transactions and relationships between our directors and any member of their families and the Company. Based upon these standards and the consideration of the information and the transactions and relationships discussed below, our Board of Directors determined that Yoram “Rami” Abada, Lance Laifer and John Silberstein are independent, and that Jason Katz and Kara Jenny are not independent under such standards.

Certain Relationships and Related Party Transactions

Indemnification Arrangements

We have entered into indemnification agreements and employment agreements with our directors and certain of our executive officers, respectively, pursuant to which we have agreed to indemnify such persons against any liability, damage, cost or expense incurred in connection with the defense of any action, suit or proceeding to which such persons are a party to the extent permitted by applicable law, subject to certain exceptions.

Policies and Procedures for Approving Related Party Transactions

Our Board of Directors adopted a written Related Party Transactions Policy on April 19, 2012. In accordance with the Related Party Transactions Policy, all Related Party Transactions (as defined herein) must be reported to our Chief Executive Officer or Chief Financial Officer and must be reviewed and approved by our audit committee. In determining whether to approve, recommend or ratify a Related Party Transaction, the reviewing party will take into account, among other factors it deems appropriate, (i) whether the terms of the Related Party Transaction are fair to the Company, (ii) whether there are business reasons for the Company to enter into the Related Party Transaction, (iii) whether the Related Party Transaction would impair the independence of an outside director and (iv) whether the Related Party Transaction would present an improper conflict of interest for any of our directors or executive officers.

A “Related Party Transaction” means a transaction (including any series of related transactions or a material amendment or modification to an existing Related Party Transaction) directly or indirectly involving any Related Party that would need to be disclosed under Item 404(a) of Regulation S-K. Generally, under Item 404 of Regulation S-K, we are required to disclose any transaction occurring since the beginning of the last two fiscal years, or any currently proposed transaction, involving us or our subsidiary where the amount involved exceeds $120,000, and in which any Related Party had or will have a direct or indirect material interest.

A “Related Party” means any of the following: (i) any of our directors or Director Nominees; (ii) any of our executive officers; (iii) a person known by us to be the beneficial owner of more than 5% of our Common Stock or (iv) an immediate family member of any of the foregoing.

Code of Conduct

We have a Code of Conduct, which is applicable to all our officers, directors and employees. The Code of Conduct addresses, among other things, record retention, conflicts of interest, business opportunities, gifts or favors, proprietary information and disciplinary measures.

A copy of our Code of Conduct is available on our website at www.investors.paltalk.com/corporate-governance.

We intend to disclose any amendments to our Code of Conduct on our website at www.investors.paltalk.com/corporate-governance.

Insider Trading Policy; Prohibition on Hedges and Pledges

We have an insider trading policy that prohibits our directors, executive officers, employees, independent contractors and consultants from the purchasing or selling our securities while being aware of material, non-public information about the Company as well as disclosing such information to others who may trade in securities of the Company. Our insider trading policy also prohibits our directors, executive officers, employees, independent contractors and consultants from engaging in hedging activities or other short-term or speculative transactions in the Company’s securities such as short sales, options trading, holding the Company’s securities in a margin account or pledging the Company’s securities as collateral for a loan, without the advance approval of our Chief Executive Officer and Chief Financial Officer.

Communications with the Board of Directors

The Board of Directors welcomes communication from the Company’s stockholders. Stockholders and other interested parties who wish to communicate with a member or members of our Board of Directors or a committee thereof may do so by addressing correspondence to the board member, members or committee, c/o Chief Executive Officer, 30 Jericho Executive Plaza, Jericho, New York 11753. Our Chief Executive Officer will review and forward correspondence to the appropriate person or persons. The Board of Directors has requested that certain items that are unrelated to its duties and responsibilities be excluded, such as spam, junk mail and mass mailings, resumes and other forms of job inquiries, surveys, and business solicitations or advertisements.

The Chief Executive Officer will not forward any communication determined in its good faith belief to be frivolous, unduly hostile, threatening, illegal, or similarly unsuitable. Each communication subject to this policy that was not forwarded because it was determined by the Chief Executive Officer to be frivolous is retained in our files and made available at the request of any member of the Board of Directors to whom such communication was addressed.

DIRECTOR COMPENSATION

The following table provides compensation information for the year ended December 31, 2020 for each member of our Board of Directors during the fiscal year ended December 31, 2020, except for (i) Jason Katz, our current Chief Executive Officer and Chairman of the Board, and (ii) Kara Jenny, our current Chief Financial Officer, both of whom did not receive any compensation for their service as a director in 2020 and whose compensation is reported in “Executive Compensation — Summary Compensation Table” below. Messrs. Jones and Levit resigned from the Board of Directors effective May 14, 2020 and November 24, 2020, respectively.

Director Compensation Table
Fiscal Year 2020

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)(3)		Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Yoram “Rami” Abada	$29,000	—	$4,666	(4)	—	—	—	$33,666
Lance Laifer	$15,000	—	$4,666	(4)	—	—	—	$19,666
Michael Levit	$14,250	—	$4,666	(5)	—	—	—	$18,916
Michael Jones	$17,258	—	$—		—	—	—	$17,258
John Silberstein	$27,000	—	$4,666	(4)	—	—	—	$31,666

____________

(1)      As of December 31, 2020, none of our directors held any outstanding stock awards.

(2)      Represents the amount recognized for financial statement reporting purposes in accordance with Accounting Standards Codification 718, Compensation — Stock Compensation (“ASC 718”).

(3)      The aggregate amount of unexercised stock options held by each director listed in the table above as of December 31, 2020 was as follows:

Name	Shares Underlying Outstanding Stock Options
Yoram “Rami” Abada	24,000
Lance Laifer	24,000
Michael Levit	22,500
Michael Jones	—
John Silberstein	18,000

(4)      Represents the fair market value of a stock option granted on March 25, 2020 that represents the right to purchase 6,000 shares of Common Stock, all of which have vested and remain unexercised.

(5)      Represents the fair market value of a stock option granted on March 25, 2020 that represents the right to purchase 6,000 shares of Common Stock. Effective November 24, 2020, Mr. Levit resigned from the Board of Directors. In connection with Mr. Levit’s resignation, the shares of Common Stock underlying the stock option that were unvested were automatically forfeited, and the shares of Common Stock underlying the stock option that had vested were forfeited following a 90-day post-resignation exercise period.

In February 2017, our Board of Directors authorized and approved payment of the following compensation to each independent member of our Board of Directors (other than Mr. Jones, whose compensation is discussed below), effective upon the closing of the AVM Merger: (i) an annual cash retainer fee of $15,000 to each independent director; (ii) additional cash compensation of $4,000 for service on a committee; and (iii) independent director committee chair cash compensation (to be paid in addition to the $4,000 cash fee for committee service) as follows: (a) audit committee chair — $6,000 and (b) compensation committee chair — $4,000. In order to attract and retain Mr. Jones, who was appointed as a member of our Board of Directors in November 2017, the Board of Directors determined that Mr. Jones would not be compensated pursuant to the Company’s compensation standards for other independent directors, but instead would be entitled to receive a cash fee of $60,000 per year.

In January 2021, our Board of Directors authorized and approved the following annual cash retainers for each non-employee director: (i) an annual cash retainer fee of $21,000 to each non-employee director; (ii) an additional annual cash retainer fee of $4,000 for service on a committee; and (iii) an additional annual cash retainer fee for service as the chair of a committee of the Board of Directors (to be paid in addition to the $4,000 cash fee for committee service) as follows: (a) audit committee chair — $6,000 and (b) compensation committee chair — $4,000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and accompanying footnotes set forth as of the Record Date certain information regarding the beneficial ownership of shares of our Common Stock by: (i) each person who is known by us to own beneficially more than 5% of such stock; (ii) each member of our Board of Directors, each Director Nominee and each of our named executive officers with respect to the year ended December 31, 2020 and (iii) all of our directors and executive officers as a group. Except as otherwise indicated, all Common Stock is owned directly, and the beneficial owners listed in the table below possess sole voting and investment power with respect to the stock indicated, and the address for each beneficial owner is c/o Paltalk, Inc., 30 Jericho Executive Plaza, Suite 400E, Jericho, New York 11753. The applicable percentage ownership is based on 6,906,454 shares of our Common Stock, excluding shares held by the Company as treasury stock, issued and outstanding as of the Record Date. In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we consider all shares of unvested restricted stock to be outstanding because the holders of unvested restricted stock have the right to vote such stock.

	Common Stock Beneficially Owned(1)
Name of Beneficial Owner	Number		Percentage
Directors and Named Executive Officers
Jason Katz	766,847	(2)	11.1%
Kara Jenny	18,750	(3)	*
Arash Vakil	5,000	(4)	*
Yoram “Rami” Abada	34,000	(5)	*
Lance Laifer	428,355	(6)	6.2%
John Silberstein	185,513	(7)	2.7%
Officers and Directors as a Group (5 persons)	1,433,465	(8)	20.5%

5% Stockholders
The J. Crew Delaware Trust A	2,356,132	(9)	34.1%
Perry Scherer	384,275	(10)	5.6%
Hilltop Partners, L.P.	387,869	(11)	5.6%
Jen-Jen Yeh	369,275	(12)	5.3%
Clifford Lerner	525,939	(13)	7.6%

____________

*        Less than 1%.

(1)      For purposes of this table, a person or group of persons is deemed to have beneficial ownership of any shares of Common Stock that such person has the right to acquire within 60 days of the date of the Record Date, including through the exercise of stock options. For purposes of computing the percentage of outstanding shares of the Company’s Common Stock held by each person or group of persons named above, any Common Stock that such person or persons has the right to acquire within 60 days of the date of the Record Date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)      Includes 201,265 shares of Common Stock held by Mr. Katz’s spouse that may be deemed to be beneficially owned by Mr. Katz. Mr. Katz disclaims beneficial ownership of these shares and nothing herein shall be deemed an admission that Mr. Katz is the beneficial owner of these shares for any purpose. Does not include unvested performance-based stock options because the satisfaction of the underlying performance criteria is deemed to be outside of the executive’s control.

(3)      Includes the vested portion of a stock option representing the right to purchase 75,000 shares of Common Stock granted on December 9, 2019, of which 18,750 shares have vested.

(4)      Mr. Vakil was separated from the Company effective April 23, 2020. The amount reported is based solely on the Company’s records and Mr. Vakil’s most recently filed Form 4.

(5)      Includes the vested or deemed vested portion of (i) a stock option representing the right to purchase 6,000 shares of Common Stock granted on February 2, 2017, all of which have vested, (ii) a stock option representing the right to purchase 6,000 shares of Common Stock granted on February 16, 2018, all of which have vested, (iii) a stock option representing the right to purchase 6,000 shares of Common Stock granted on January 11, 2019, all of which have vested, (iv) a stock option representing the right to purchase 6,000 shares of Common Stock granted on March 25, 2020, all of which have vested and (v) a stock option representing the right to purchase 8,000 shares of Common Stock granted on March 26, 2021, of which 2,000 shares have vested will vest within 60 days of the Record Date.

(6)      Includes the vested or deemed vested portion of a (i) stock option representing the right to purchase 6,000 shares of Common Stock granted on February 2, 2017, all of which have vested, (ii) a stock option representing the right to purchase 6,000 shares of Common Stock granted on February 16, 2018, all of which have vested, (iii) a stock option representing the right to purchase 6,000 shares of Common Stock granted on January 11, 2019, all of which have vested, (iv) a stock option representing the right to purchase 6,000 shares of Common Stock granted on March 25, 2020, all of which have vested and (v) a stock option representing the right to purchase 8,000 shares of Common Stock granted on March 26, 2021, of which 2,000 shares have vested will vest within 60 days of the Record Date. Also includes (i) 387,869 shares of Common Stock held by Hilltop Partners, L.P. and (ii) 14,486 shares of Common Stock held by Hilltop Offshore, Ltd. Mr. Laifer is the sole director and principal stockholder of Laifer Capital Management, Inc. (“LCM”), which has the sole power to vote and to direct the voting of, and to dispose and to direct the disposition of, the shares of the Company’s Common Stock beneficially owned by Hilltop Partners, L.P. (of which LCM serves as general partner and investment adviser) and Hilltop Offshore, Ltd. (of which LCM serves as investment adviser).

(7)      Includes the vested or deemed vested portion of a stock option representing the right to purchase 6,000 shares of Common Stock granted on February 16, 2018, all of which have vested, (ii) a stock option representing the right to purchase 6,000 shares of Common Stock granted on January 11, 2019, all of which have vested, (iii) a stock option representing the right to purchase 6,000 shares of Common Stock granted on March 25, 2020, all of which have vested and (iv) a stock option representing the right to purchase 8,000 shares of Common Stock granted on March 26, 2021, of which 2,000 shares have vested will vest within 60 days of the Record Date. Also includes 10,202 shares of Common Stock held by MLS Family Investors LLC (“MLS”). Mr. Silberstein is the sole manager of MLS, and New Trust B u/w/o Murray L. Silberstein, a trust of which Mr. Silberstein is a beneficiary, owns approximately 55% of the interest in MLS. As a result, Mr. Silberstein may be deemed to beneficially own the shares of Common Stock held by MLS. Mr. Silberstein disclaims beneficial ownership of the shares held by MLS except to the extent of his pecuniary interest therein and nothing herein shall be deemed an admission that Mr. Silberstein is the beneficial owner of these shares for any purpose. Also includes 43 shares of Common Stock held by Mr. Silberstein’s spouse that may be deemed to be beneficially owned by Mr. Silberstein. Mr. Silberstein disclaims beneficial ownership of the shares held by his spouse and nothing herein shall be deemed an admission that Mr. Silberstein is the beneficial owner of these shares for any purpose.

(8)      Includes the shares of Common Stock beneficially owned by each of the officers and directors listed immediately above but excludes the shares of Common Stock beneficially owned by Mr. Vakil, as Mr. Vakil was not executive officer as of the date of this Proxy Statement.

(9)      Based on the information contained in the Schedule 13D filed with the SEC on October 17, 2016 and updated to give effect to the 1-for-35 reverse stock split of the Company’s issued and outstanding Common Stock effected by the Company on January 5, 2017 (the “2017 Reverse Stock Split”), and the distribution of escrow shares from AVM Merger. The principal address of The J. Crew Delaware Trust A is c/o J.P. Morgan Trust Company of Delaware, Trustee, 500 Stanton-Christiana Road, DE3-1600, Newark, Delaware 19713.

(10)    Based solely on the information contained in the Schedule 13G/A filed with the SEC on February 12, 2018. The principal address of Perry Scherer is 338 Jericho Turnpike, Suite 182, Syosset, New York 11791.

(11)    Based on the information contained in the Schedule 13D filed with the SEC on October 17, 2016 and updated to give effect to the 2017 Reverse Stock Split and the distribution of escrow shares from the AVM Merger. Mr. Laifer is the sole director and principal stockholder of LCM, which has the sole power to vote and to direct the voting of, and to dispose and to direct the disposition of, the shares of the Company’s Common Stock beneficially owned by Hilltop Partners, L.P. (of which LCM serves as general partner and investment adviser). As a result, the shares of Common Stock held by Hilltop Partners, L.P. are also reported in this table as being beneficially owned by Mr. Laifer.

(12)    Based on the information contained in the Schedule 13G filed with the SEC on October 17, 2016 and updated to give effect to the 2017 Reverse Stock Split and the distribution of escrow shares from the AVM Merger. The principal address of Jen-Jen Yeh is 180 Park Row, Apt. 3C, New York, N.Y. 10038.

(13)    Based on the information contained in the Schedule 13D/A filed with SEC on February 24, 2021. The principal address of Clifford Lerner is 406 Links Drive, Roslyn, New York 11576.

There are no arrangements currently known to us, the operation of which may at a subsequent date result in a change of control of the Company.

EXECUTIVE OFFICERS

Below is information regarding each of our current executive officers. Executive officers are elected annually by the Board of Directors to serve at the discretion of the Board of Directors until their successor is duly elected and qualified or until their earlier death, resignation, or removal. There are no family relationships between any of our directors or executive officers.

Name	Age	Title
Jason Katz	58	Chief Executive Officer, President, Chief Operating Officer and Chairman of the Board of Directors
Kara Jenny	51	Chief Financial Officer and Director

Jason Katz serves as our Chief Executive Officer, President, Chief Operating Officer and Chairman of the Board of Directors. His business experience is discussed above in “Proposal 1 — Election of Directors.”

Kara Jenny serves as our Chief Financial Officer and as a member of the Board of Directors. Her business experience is discussed above in “Proposal 1 — Election of Directors.”

EXECUTIVE COMPENSATION

The following discussion provides compensation information pursuant to the scaled disclosure rules applicable to “smaller reporting companies” under SEC rules and may contain statements regarding future individual and Company performance targets and goals. These targets and goals are disclosed in the limited context of the Company’s compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution stockholders not to apply these statements to other contexts.

Executive Compensation

Overview

The compensation program for our executive officers, as presented in the Summary Compensation Table below, is administered by our Board of Directors. The intent of our compensation program is to align our executives’ interests with those of our stockholders, while providing reasonable and competitive compensation.

The purpose of this Executive Compensation discussion is to provide information about the material elements of compensation that we pay or award to, or that is earned by: (i) the individuals who served as our principal executive officer during fiscal 2020; (ii) our two most highly compensated executive officers, other than the individuals who served as our principal executive officer, who were serving as executive officers, as determined in accordance with the rules and regulations promulgated by the SEC, as of December 31, 2020, with compensation during fiscal year 2020 of $100,000 or more; and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to clause (ii) but for the fact that such individuals were not serving as executive officers on December 31, 2020. We refer to these individuals as our “named executive officers.” For 2020, our named executive officers and the positions in which they served are:

•        Jason Katz, our Chief Executive Officer;

•        Kara Jenny, our Chief Financial Officer; and

•        Arash Vakil, our former Chief Product Officer.

For 2020, the compensation of our named executive officers consisted of salary and an annual cash bonus, and, with respect to Mr. Vakil, severance payments, which are discussed in further detail below.

Compensation of Named Executive Officers

The following discussion summarizes in more detail the executive compensation paid to or earned by our named executive officers in 2020.

Base Salary.    The following table sets forth the annual base salary of each of our named executive officers for 2020:

Name	Annual Base Salary
Jason Katz(1) Chief Executive Officer	$180,000
Kara Jenny(2) Former Chief Executive Officer	$200,000
Arash Vakil(3) Former Chief Product Officer	$235,000

____________

(1)      There were no changes to Mr. Katz’s annual base salary during 2020. Effective February 1, 2021, the Board of Directors determined to increase Mr. Katz’s annual base salary from $180,000 to $225,000.

(2)      There were no changes to Ms. Jenny’s annual base salary during 2020.

(3)      There were no changes to Mr. Vakil’s annual base salary during 2020. Mr. Vakil was separated from his position as the Company’s Chief Product Officer effective April 23, 2020. As a result of his separation, Mr. Vakil was paid a prorated portion of his base salary consistent with the corresponding number of days in which he was employed during 2020.

Annual Bonuses.

Pursuant to his employment agreement, for 2020, Mr. Katz was entitled to receive an annual cash bonus in an amount to be determined by the Board of Directors based on the achievement of performance metrics to be established jointly by the Board of Directors and Mr. Katz. Pursuant to her employment agreement, for 2020, Ms. Jenny was entitled to receive an annual cash bonus of at least 25% of her base salary, with the specific amount to be based on the achievement of performance metrics to be determined by the compensation committee with input from Ms. Jenny. Mr. Vakil was not an employee of the Company on the date in which bonuses were paid and therefore, pursuant to his employment agreement, Mr. Vakil was not entitled to receive an annual cash bonus for 2020.

The following table sets forth the cash bonus each of our named executive officers received for their performance during 2020. The bonuses for each of Mr. Katz and Ms. Jenny were paid on January 31, 2021.

Name	2020 Annual Cash Bonus
Jason Katz Chief Executive Officer	$35,000
Kara Jenny Chief Financial Officer	$40,000
Arash Vakil Former Chief Product Officer	$—

The Board of Directors considered a number of factors in determining the annual bonuses for 2020. These factors included, but were not limited to, the individual performance of each executive, the completion of strategic goals during 2020 and the operational and financial performance of the Company. As a result, the Board of Directors determined to award Mr. Katz an annual incentive bonus of $35,000 and award Ms. Jenny an annual incentive bonus of $40,000. We believe that the annual incentive bonuses awarded to our named executive officers in 2020 effectively balance the Company’s goals with the need to incentivize and retain our named executive officers through competitive compensation practices.

In January 2021, the compensation committee recommended, and the Board of Directors approved, the 2021 Executive Bonus Plan. Pursuant to the 2021 Executive Bonus Plan, Mr. Katz and Ms. Jenny will be eligible to receive a cash bonus based on the amount of Adjusted EBITDA achieved by the Company for the 2021 fiscal year, ranging from 1.875% to 2.5% of the amount of Adjusted EBITDA achieved. For purposes of the 2021 Executive Bonus Plan, “Adjusted EBITDA” is defined as net income (loss) adjusted to exclude net loss from discontinued operations, interest income, net, gain from the sale of secured communications assets, other expense, net, gain on the sale of the dating services business, income tax expense (benefit) from continuing operations, gain on office lease termination, impairment loss on goodwill, loss on disposal of property and equipment, depreciation and amortization expense, impairment loss on digital tokens and stock-based compensation expense, subject to further adjustment by the compensation committee in its sole discretion, as permitted by the 2016 Plan (as defined below) for, among other things, events that are of an unusual nature or indicate infrequency of occurrence. We believe the 2021 Bonus Plan will advance our interests and the interests of our stockholders by providing our executive officers with incentive compensation that is tied to the achievement of pre-established, objective performance goals.

Equity Awards.    We periodically grant equity awards consisting of stock options to our named executive officers as a means for fostering retention and rewarding long-term value creation by our named executive officers.

Our named executive officers were not granted any equity awards in 2020.

Employment Agreements.    Each of Mr. Katz and Ms. Jenny is a party to an employment agreement with the Company. The purpose of our employment agreements is to incentivize these executives to continue providing services to the Company.

Katz Employment Agreement.    Effective October 7, 2016, we entered into an employment agreement with Mr. Katz which provides for a one-year term with automatic successive one-year renewals unless earlier terminated in accordance with its terms. Under Mr. Katz’s employment agreement, Mr. Katz is entitled to receive a minimum base salary of $180,000 per year and an annual incentive bonuses to be determined by the Board of Directors, based on criteria to be established jointly by the Board of Directors and Mr. Katz. The payment of Mr. Katz’s annual incentive bonus is contingent on him being employed by the Company on the date that such bonus is paid.

Pursuant to Mr. Katz’s employment agreement, if Mr. Katz’s employment is terminated (i) by the failure of the Company to renew Mr. Katz’s employment agreement for a renewal term, (ii) by the Company without “cause” (as defined in Mr. Katz’s employment agreement) or (iii) by Mr. Katz for “good reason” (as defined in Mr. Katz’s employment agreement), then subject to certain limitations and Mr. Katz’s compliance with certain conditions, the Company shall pay Mr. Katz severance equal to three months’ base salary, payable in three equal monthly installments. In addition, the Company shall continue to pay the Company’s portion of Mr. Katz’s monthly health insurance premiums, if Mr. Katz is eligible and elects to continue health insurance under COBRA, for the earlier of (i) three months following Mr. Katz’s termination of employment or (ii) the date Mr. Katz’s coverage under such group health plan terminates for any reason. Mr. Katz will be entitled to the same severance benefits in the event that his employment is terminated prior to, in connection with or following a Change in Control (as defined in Mr. Katz’s employment agreement). In addition, Mr. Katz’s employment agreement contains customary provisions relating to confidentiality, non-solicitation and non-competition.

For information regarding Mr. Katz’s base salary and annual incentive bonus for 2020, see “Compensation of Named Executive Officers — Base Salary” and “Compensation of Named Executive Officers — Annual Bonuses.”

Jenny Employment Agreement.    Effective December 9, 2019, we entered into an executive employment agreement with Ms. Jenny which provides for a one-year term with automatic successive one-year renewals unless earlier terminated in accordance with its terms. Under Ms. Jenny’s employment agreement, Ms. Jenny is entitled to receive a minimum base salary of $200,000 per year and an annual incentive bonuses, which, for calendar years after 2020, are to be determined by the Board of Directors, based on criteria to be established jointly by the Board and Ms. Jenny. The payment of Ms. Jenny’s annual incentive bonus is contingent on her being employed by the Company on the date that such bonus is paid.

Pursuant to Ms. Jenny’s employment agreement, if Ms. Jenny’s employment is terminated (i) by the failure of the Company to renew Ms. Jenny’s employment agreement for a renewal term, (ii) by the Company without “cause” (as defined in Ms. Jenny’s employment agreement) or (iii) by Ms. Jenny for “good reason” (as defined in Ms. Jenny’s employment agreement), then subject to certain limitations and Ms. Jenny’s compliance with certain conditions, the Company shall pay Ms. Jenny severance equal to three months’ base salary, payable in three equal monthly installments. In addition, the Company shall continue to pay the Company’s portion of Ms. Jenny’s monthly health insurance premiums, if Ms. Jenny is eligible and elects to continue health insurance under COBRA, for the earlier of (i) three months following Ms. Jenny’s termination of employment or (ii) the date Ms. Jenny’s coverage under such group health plan terminates for any reason. Ms. Jenny will be entitled to the same severance benefits in the event that her employment is terminated prior to, in connection with or following a Change in Control (as defined in Ms. Jenny’s employment agreement). In addition, Ms. Jenny’s employment agreement contains customary provisions relating to confidentiality, non-solicitation and non-competition.

For information regarding Ms. Jenny’s base salary and annual incentive bonus for 2020, see “Compensation of Named Executive Officers — Base Salary” and “Compensation of Named Executive Officers — Annual Bonuses.”

Vakil Employment Agreement.    Effective May 5, 2017, we entered into an executive employment agreement with Mr. Vakil which provided for a one-year term and automatically renewed for successive one-year terms unless terminated in accordance with its terms. Under Mr. Vakil’s employment agreement, Mr. Vakil was eligible to participate in our benefit plans that are generally provided for all employees.

Mr. Vakil’s employment agreement was terminated on April 23, 2020 in connection with his separation from the Company. Pursuant to Mr. Vakil’s employment agreement, upon his separation from the Company, Mr. Vakil was entitled to receive (i) severance equal to three months’ base salary, payable in three equal monthly installments, and (ii) COBRA premium payments for the three months following Mr. Vakil’s separation.

For information regarding Mr. Vakil’s base salary and annual incentive bonus for 2020, see “Compensation of Named Executive Officers — Base Salary” and “Compensation of Named Executive Officers — Annual Bonuses,” respectively.

Summary Compensation Table

The following table sets forth information regarding the total compensation received by, or earned by, our named executive officers during the years ended December 31, 2020 and 2019.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total ($)
Jason Katz	2020	180,000	35,000	—	—	—	—	6,480	221,480
Chief Executive Officer	2019	180,000	—	—	—	—	—	6,872	186,872

Kara Jenny(3)	2020	200,000	40,000	—	—	—	—	628	240,628
Chief Financial Officer

Arash Vakil(4)	2020	78,334	—	—	—	—	—	56,301	134,635
Former Chief Product Officer	2019	235,000	15,000	—	—	—	—	5,199	255,199

____________

(1)      Represents the amount of base salary actually earned by the named executive officer. For additional information concerning our named executive officer base salaries, see “— Compensation of Named Executive Officers — Base Salary.”

(2)      Includes amounts paid during 2020 and 2019, as applicable, for group life insurance premiums, 401(k) plan contributions and severance benefits. The following table includes a breakdown of all other compensation included in the “Summary Compensation Table” for our named executive officers:

Name and Principal Position	Year	Life Insurance Premiums ($)	401(k) Plan Contributions ($)	Severance Benefits ($)
Jason Katz	2020	1,210	5,270	—
Chief Executive Officer	2019	926	5,946	—

Kara Jenny	2020	628	—	—
Chief Financial Officer

Arash Vakil	2020	206	2,803	53,292	(5)
Former Chief Product Officer	2019	483	4,416	—

(3)      Information for 2019 is not included because Ms. Jenny was not a named executive officer during 2019.

(4)      Mr. Vakil was separated from the Company effective April 23, 2020.

(5)      Represents (i) severance equal to three months’ base salary, payable in three equal monthly installments and (ii) certain COBRA premium payments for the three months following Mr. Vakil’s separation.

Narrative Disclosure Regarding Summary Compensation Table

Katz Compensation.

For 2020, Mr. Katz received annual base compensation of $180,000 and a cash bonus of $35,000.

For 2019, Mr. Katz received annual base compensation of $180,000. Mr. Katz declined his cash bonus for 2019.

Jenny Compensation.

For 2020, Ms. Jenny received annual base compensation of $200,000 and a cash bonus of $40,000.

Vakil Compensation.

Mr. Mr. Vakil was separated from the Company effective April 23, 2020. For 2020, Mr. Vakil received annual base compensation of $235,000, prorated through his separation date. Following Mr. Vakil’s separation, Mr. Vakil was entitled to (i) severance equal to three months’ base salary, payable in three equal monthly installments and (ii) certain COBRA premium payments for the three months following Mr. Vakil’s separation. Amounts reported as severance in the table above include the total amount of severance accrued and payable pursuant to Mr. Vakil’s employment agreement. Because Mr. Vakil was not an employee of the Company on the date on which bonuses were paid, Mr. Vakil did not receive a cash bonus for 2020.

For 2019, Mr. Vakil received annual base compensation of $235,000 and a cash bonus of $15,000.

Outstanding Equity Awards at Fiscal Year-End Table

The following table summarizes the total outstanding equity awards as of December 31, 2020 for each named executive officer.

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Jason Katz(1)	04/13/2017	—	70,000	—	$3.62	04/12/2027	—	—	—	—
Kara Jenny(2)	12/09/2019	18,750	56,250	—	$1.78	12/08/2029	—	—	—	—
Arash Vakil(3)	—	—	—	—	$—	—	—	—	—	—

____________

(1)      The shares of Common Stock underlying the stock option will vest and become exercisable as follows: (i) 17,500 of the shares will vest based on the Company’s earnings before interest, tax, depreciation, and amortization for a fiscal year equal or exceeding $4 million at any time within the four-year period commencing on the date of grant and (ii) 52,500 of the shares will vest based on the Company’s Annual Revenues (as defined in the applicable stock option award agreement) equaling or exceeding the following thresholds at any time within the four-year period commencing on the date of grant: (a) $60 million – 26,250 shares vest and (b) $100 million – 26,250 shares vest.

(2)      The shares of Common Stock underlying the stock option vested twenty-five percent (25%) on December 9, 2020 and the remaining shares will vest and become exercisable twenty-five percent (25%) on each of December 9, 2021, 2022 and 2023.

(3)      Mr. Vakil was separated from the Company effective April 23, 2020. All of Mr. Vakil’s unvested equity awards were forfeited automatically. Pursuant to Mr. Vakil’s employment agreement, Mr. Vakil had a 90-day period in which to exercise his vested stock options. Following the 90-day period, all of Mr. Vakil’s vested stock options were forfeited.

Equity Compensation Plan Information

The following table provides information as of December 31, 2020 about compensation plans under which shares of our Common Stock may be issued to employees, executive officers or members of our Board of Directors upon the exercise of options, warrants or rights under all of our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a)) (c)
Equity compensation plans approved by security holders	592,034		$5.65	853,999	(1)(3)
Equity compensation plans not approved by security holders	30,002	(2)	$3.25	—
Total	622,036		$5.53	853,999

____________

(1)      Represents shares of Common Stock available for issuance under the 2016 Plan, which permits the issuance of incentive stock options, nonqualified stock options, shares of restricted stock, stock appreciation rights, restricted stock units, performance awards, dividend equivalent rights and other awards. As described below, no additional awards may be issued under the 2011 Plan (as defined below).

(2)      As of the Record Date, there were (i) 437,190 shares of Common Stock to be issued upon the exercise of outstanding stock options under the 2016 Plan and 887,628 shares of Common Stock remaining available for future issuances under the 2016 Plan and (ii) 121,930 shares of Common Stock to be issued upon the exercise of outstanding stock options under the 2011 Plan.

(3)      Represents shares available or authorized for issuance under (i) the Equity Incentive Compensation Plan (as defined below), which permitted the issuance of incentive stock options and nonqualified stock options and (ii) various individual compensation arrangements that the Company has with current and former employees.

In December 2008, our Board of Directors approved the equity incentive compensation plan (the “Equity Incentive Compensation Plan”) and, in December 2010, terminated the plan as to all unallocated shares of Common Stock thereunder. The purpose of the Equity Incentive Compensation Plan was to provide an incentive to attract, retain and motivate employees, officers, directors, consultants and advisors with the ability to participate in our future performance. Under the Equity Incentive Compensation Plan, we were authorized to issue incentive stock options and nonqualified stock options. The Equity Incentive Compensation Plan was administered by our Board of Directors. All options previously granted under the Equity Incentive Compensation Plan remained in full force and effect following the plan’s termination.

In May 2011, our Board of Directors adopted the Paltalk, Inc. 2011 Long-Term Incentive Plan (the “Original 2011 Plan”). In October 2011, our Board of Directors amended and restated the Original 2011 Plan (the “2011 Plan”) and adopted the 2011 Plan to allow for the issuance of incentive stock option awards. The 2011 Plan was adopted to attract and retain the services of key employees, key contractors and outside directors. The 2011 Plan provided for the granting of incentive stock options, nonqualified stock options, shares of restricted stock, stock appreciation rights, restricted stock units, performance awards, dividend equivalent rights and other awards. The 2011 Plan was administered by our Board of Directors and was replaced by the 2016 Plan (as defined below).

In March 2016, our Board of Directors adopted the Paltalk, Inc. 2016 Long-Term Incentive Plan (the “2016 Plan”), which was approved by our stockholders in May 2016. The 2016 Plan was adopted to attract and retain the services of key employees, key contractors and outside directors. The 2016 Plan provides for the granting of incentive stock options, nonqualified stock options, shares of restricted stock, stock appreciation rights, restricted stock units, performance awards, dividend equivalent rights and other awards. The 2016 Plan is administered by the compensation committee of our Board of Directors.

PROPOSAL 2: THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Marcum LLP has served as the Company’s independent registered public accounting firm since April 24, 2015. We do not expect that representatives of Marcum LLP will attend the Annual Meeting or will be available to respond to questions or make statements. The Board of Directors has selected Marcum LLP as the Company’s principal independent registered public accounting firm for the fiscal year ending December 31, 2021.

The Board of Directors is asking stockholders to ratify the appointment of Marcum LLP. If our stockholders do not ratify the appointment of Marcum LLP at the Annual Meeting, the Board of Directors may consider other accounting firms for the fiscal year ending December 31, 2021. The Board of Directors will be under no obligation, however, to appoint a new independent registered public accounting firm.

Vote Required

The ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 requires the affirmative vote, in person or by proxy, of the majority of votes cast for or against such proposal at the Annual Meeting.

The Board of Directors recommends that you vote “FOR” the ratification of the selection of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Marcum LLP has served as the Company’s independent registered public accounting firm since April 24, 2015.

Fees Paid to Independent Registered Public Accounting Firm

The following table shows the aggregate fees billed to us by Marcum LLP for professional services rendered in 2020 and 2019:

	2020	2019
Audit Fees	$210,560	$179,635
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$210,560	$179,635

Audit Fees.    Audit fees for 2020 and 2019 consisted of fees related to the audit and review of our consolidated financial statements, review of our interim consolidated financial statements, review of certain financial statements and services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. We incurred audit fees of 210,560 and 179,635 for 2020 and 2019, respectively.

Audit-Related Fees.    There were no audit-related fees for 2020 or 2019.

Tax Fees.    There were no tax fees for 2020 or 2019.

All Other Fees.    There were no other service fees for 2020 or 2019.

Approval of Independent Registered Public Accounting Firm Services and Fees

The SEC requires that before our independent registered public accounting firm is engaged by us to render any audit or permitted non-audit related service, the engagement be either: (i) approved by our audit committee or (ii) entered into pursuant to pre-approval policies and procedures established by the audit committee; provided that the policies and procedures are detailed as to the particular service, the audit committee is informed of each service, and such policies and procedures do not include delegation of the audit committee’s responsibilities to management.

Our audit committee is responsible for pre-approving all services provided by our independent registered public accounting firm. All of the above services and fees for 2020 and 2019 were pre-approved by our audit committee.

PROPOSAL 3: APPROVAL OF THE AMENDMENT TO THE COMPANY’S CHARTER TO EFFECT
THE REVERSE STOCK SPLIT

Background and Proposed Amendment

Our Charter currently authorizes the Company to issue a total of 35,000,000 shares of capital stock, consisting of 25,000,000 shares of Common Stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share.

On March 18, 2021, subject to stockholder approval, the Board of Directors approved an amendment to our Charter to, at the discretion of the Board of Directors, effect the Reverse Stock Split of the Common Stock at any ratio up to 1-for-4, including shares held by the Company as treasury shares, with the exact ratio within such Range to be determined by the Board of Directors of the Company at its discretion. The primary goal of the Reverse Stock Split is to increase the per share market price of our Common Stock to meet the minimum per share bid price requirements for listing on The Nasdaq Capital Market. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is effected, up to every four shares of our outstanding Common Stock would be combined and reclassified into one share of Common Stock.

The actual timing for implementation of the Reverse Stock Split would be determined by the Board of Directors based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board of Directors will have the sole authority to elect whether or not and when to amend our Charter to effect the Reverse Stock Split. If the Reverse Stock Split Proposal is approved by our stockholders, the Board of Directors will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and our stockholders in light of, among other things, the Company’s ability to increase the trading price of our Common Stock to meet the minimum stock price standards of The Nasdaq Capital Market without effecting the Reverse Stock Split, the per share price of the Common Stock immediately prior to the Reverse Stock Split and the expected stability of the per share price of the Common Stock following the Reverse Stock Split. If the Board of Directors determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will hold a meeting to determine the ratio of the Reverse Stock Split. For additional information concerning the factors the Board of Directors will consider in deciding whether to effect the Reverse Stock Split, see “— Determination of the Reverse Stock Split Ratio” and “— Board Discretion to Effect the Reverse Stock Split.”

The text of the proposed amendments to the Company’s Charter to effect the Reverse Stock Split is included as Annex A to this proxy statement (the “Reverse Stock Split Charter Amendment”). If the Reverse Stock Split Proposal is approved by the Company’s stockholders, the Company will have the authority to file the Reverse Stock Split Charter Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing; provided, however, that the Reverse Stock Split Charter Amendment is subject to revision to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board of Directors deems necessary and advisable. The Board of Directors has determined that these amendments are advisable and in the best interests of the Company and its stockholders and has submitted the amendments for consideration by our stockholders at the Annual Meeting.

Reasons for the Reverse Stock Split

We are submitting this proposal to our stockholders for approval in preparation for a potential “uplisting” of our Common Stock from the OTCQB Marketplace (the “OTCQB”) to The Nasdaq Capital Market, and to help attract institutional investors with minimum trading price requirements. We believe increasing the trading price of our Common Stock will also assist in our capital-raising efforts by making our Common Stock more attractive to a broader range of investors. Accordingly, we believe that the Reverse Stock Split is in our stockholders’ best interests.

In connection with an application for listing our shares on The Nasdaq Capital Market, we believe that the Reverse Stock Split, if necessary, is our best option to meet one of the criteria to obtain an initial listing. The Nasdaq Capital Market requires, among other criteria, an initial bid price of least $4.00 per share or a closing price ranging from $2.00 to $3.00 depending on the satisfaction of certain financial and liquidity requirements and, following initial listing, maintenance of a continued price of at least $1.00 per share. On the Record Date, the last reported sale price of our Common Stock on the OTCQB was $3.20 per share. A decrease in the number of outstanding shares of our Common Stock resulting from the Reverse Stock Split should, absent other factors, assist in ensuring that the per share market price of our Common Stock remains above the requisite price for listing. However, we cannot provide any assurance that (i) we will pursue a listing on The Nasdaq Capital Market, or (ii) even if we do, our minimum bid price would remain over the minimum bid price requirement of The Nasdaq Capital Market following the Reverse Stock Split.

In addition, as noted above, we believe that the Reverse Stock Split and the resulting increase in the per share price of our Common Stock could encourage increased investor interest in our Common Stock and promote greater liquidity for our stockholders. A greater price per share of our Common Stock could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited or discouraged from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume and liquidity of our Common Stock. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. We believe that the Reverse Stock Split will provide the Board of Directors flexibility to make our Common Stock a more attractive investment for these institutional investors, which we believe will enhance the liquidity for the holders of our Common Stock and may facilitate future sales of our Common Stock. The Reverse Stock Split could also increase interest in our Common Stock for analysts and brokers who may otherwise have policies that discourage or prohibit them in following or recommending companies with low stock prices. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

Risks Associated with the Reverse Stock Split

The Reverse Stock Split May Not Increase the Price of our Common Stock over the Long-Term.    As noted above, the principal purpose of the Reverse Stock Split is to increase the trading price of our Common Stock to meet the minimum stock price standards of The Nasdaq Capital Market. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.

The Reverse Stock Split May Decrease the Liquidity of our Common Stock.    The Board of Directors believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell.    If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization.    The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.

Effects of the Reverse Stock Split

Effects of the Reverse Stock Split on Issued and Outstanding Shares.    If the Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of Common Stock, including shares held by the Company as treasury shares, by a Reverse Stock Split ratio of up to 1-for-4. Accordingly, each of our stockholders will own fewer shares of Common Stock as a result of the Reverse Stock Split. However, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split would result in an adjustment to a stockholder’s ownership of Common Stock due to the treatment of fractional shares in the Reverse Stock Split. Therefore, voting rights and other rights and preferences of the holders of Common Stock will not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable, and the par value per share of Common Stock will remain $0.001.

As of the Record Date, the Company had approximately 6,906,454 shares of Common Stock outstanding. For purposes of illustration, if the Reverse Stock Split is effected at a ratio of 1-for-4, the number of issued and outstanding shares of Common Stock after the Reverse Stock Split would be approximately 1,726,614 shares.

Effects of the Reverse Stock Split on Outstanding Equity Awards and Plans.    If the Reverse Stock Split is effected, the terms of equity awards granted under the 2016 Plan and the 2011 Plan, including the per share exercise price of options and the number of shares issuable under such options, will be proportionally adjusted to maintain their economic value, subject to adjustments for any fractional shares as described herein. In addition, the total number of shares of Common Stock that may be the subject of future grants under the 2016 Plan, as well as any plan limits on the size of such grants (e.g., the 2016 Plan’s limit on the number of stock options or stock appreciation rights that may be granted to our executive officers in any calendar year) will be adjusted and proportionately decreased as a result of the Reverse Stock Split. New awards may no longer be granted under the 2011 Plan, but any outstanding awards granted under that plan will remain outstanding and subject to the terms and conditions of the 2011 Plan and the applicable award agreement.

As of the Record Date, the Company had 1,300,000 shares of Common Stock authorized for issuance under the 2016 Plan. For purposes of illustration, if the Reverse Stock Split is effected at a ratio of 1-for-4, the number of shares of Common Stock authorized for issuance under the 2016 Plan after the Reverse Stock Split would be approximately 325,000. Additionally, a pre-Reverse Stock Split stock option representing the right to purchase 10,000 shares of Common Stock at an exercise price of $0.05 per share would be converted into a post-Reverse Stock Split stock option representing the right to purchase 2,500 shares of Common Stock at an exercise price of $0.20 per share.

Effects of the Reverse Stock Split on Voting Rights.    Proportionate voting rights and other rights of the holders of Common Stock would not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). For example, a holder of 1% of the voting power of the outstanding Common Stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding Common Stock after the Reverse Stock Split.

Effects of the Reverse Stock Split on Regulatory Matters.    The Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the Company’s obligation to publicly file financial and other information with the SEC.

Effects of the Reverse Stock Split on Authorized Share Capital.    The total number of shares of capital stock that we are authorized to issue will not be affected by the Reverse Stock Split and will remain at 35,000,000 shares, consisting of 25,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, unless the Company’s stockholders approve the Authorized Share Reduction Proposal and the Board of Directors implements the Authorized Share Reduction. If the Reverse Stock Split Proposal and the Authorized Share Reduction Proposal are approved and the Reverse Stock Split is implemented, our Board of Directors currently intends to effect the Authorized Share

Reduction to reduce the total number of shares of Common Stock that we are authorized to issue from 25,000,000 to 20,000,000. Please see “Proposal 4 — Approval of the Amendment to the Company’s Charter to Reduce the Number of Authorized Shares of Common Stock” for additional information.

Treatment of Fractional Shares in the Reverse Stock Split

The Company does not intend to issue fractional shares in the event that a stockholder owns a number of shares of Common Stock that is not evenly divisible by the Reverse Stock Split ratio. If the Reverse Stock Split is effected, each fractional share of Common Stock will be:

•        rounded up to the nearest whole share of Common Stock, if such shares of Common Stock are held directly; or

•        rounded down to the nearest whole share of Common Stock, if such shares are subject to an award granted under the 2016 Plan or the 2011 Plan, in order to comply with the requirements of Sections 409A and 424 of the Code.

Determination of the Reverse Stock Split Ratio

The Board of Directors believes that stockholder approval of a range of potential Reverse Stock Split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board of Directors will be not more than 1-for-4.

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

•        our ability to obtain the approval of the listing of our Common Stock on The Nasdaq Capital Market;

•        the per share price of our Common Stock immediately prior to the Reverse Stock Split;

•        the expected stability of the per share price of our Common Stock following the Reverse Stock Split;

•        the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;

•        prevailing market conditions;

•        general economic conditions in our industry; and

•        our market capitalization before and after the Reverse Stock Split.

We believe that granting our Board of Directors the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board of Directors chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Board Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split will only be effected upon a determination by the Board of Directors, in its sole discretion, that filing the Reverse Stock Split Charter Amendment to effect the Reverse Stock Split is in the best interests of the Company and its stockholders. This determination by the Board of Directors will be based upon a variety of factors, including those discussed under “— Determination of the Reverse Stock Split Ratio” above. We expect that the primary focus of the Board of Directors in determining whether or not to file the Reverse Stock Split Amendment will be whether we will be able to obtain the approval of the listing of our Common Stock on The Nasdaq Capital Market without effecting the Reverse Stock Split.

The implementation of the Reverse Stock Split is not conditioned on the approval of the Authorized Share Reduction Proposal or the implementation of the Authorized Share Reduction.

Effective Time of the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split would become effective, if at all, when the Reverse Stock Split Amendment is accepted and recorded by the office of the Secretary of State of the State of Delaware. However, notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board of Directors will have the sole authority to elect whether or not and when to amend our Charter to effect the Reverse Stock Split.

The implementation of the Reverse Stock Split is not conditioned on the approval of the Authorized Share Reduction Proposal or the implementation of the Authorized Share Reduction.

Exchange of Share Certificates

If the Reverse Stock Split is effected, each certificate representing pre-Reverse Stock Split shares of Common Stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split Common Stock at the effective time of the Reverse Stock Split. As soon as practicable after the effective time of the Reverse Stock Split, the Transfer Agent will mail a letter of transmittal to the Company’s stockholders containing instructions on how a stockholder should surrender its, his or her certificate(s) representing pre-Reverse Stock Split shares of Common Stock to the Transfer Agent in exchange for certificate(s) representing post-Reverse Stock Split shares of Common Stock. No certificate(s) representing post-Reverse Stock Split shares of Common Stock will be issued to a stockholder until such stockholder has surrendered all certificate(s) representing pre-Reverse Stock Split shares of Common Stock, together with a properly completed and executed letter of transmittal, to the Transfer Agent. No stockholder will be required to pay a transfer or other fee to exchange its, his or her certificate(s) representing pre-Reverse Stock Split shares of Common Stock for certificate(s) representing post-Reverse Stock Split shares of Common Stock registered in the same name.

Stockholders who hold uncertificated shares of Common Stock electronically in “book-entry” form will have their holdings electronically adjusted by the Transfer Agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. If any certificate(s) or book-entry statement(s) representing pre-Reverse Stock Split shares of Common Stock to be exchanged contain a restrictive legend or notation, as applicable, the certificate(s) or book-entry statement(s) representing post-Reverse Stock Split shares of Common Stock will contain the same restrictive legend or notation.

Any stockholder whose share certificate(s) representing pre-Reverse Stock Split shares of Common Stock has been lost, stolen or destroyed will only be issued post-Reverse Stock Split Common Stock after complying with the requirements that the Company and the Transfer Agent customarily apply in connection with lost, stolen or destroyed certificates.

STOCKHOLDERS SHOULD NOT DESTROY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Treatment of the Reverse Stock Split

If the Reverse Stock Split is effected, the par value per share of our Common Stock will remain unchanged at $0.001. Accordingly, on the effective date of the Reverse Stock Split, the stated capital on the Company’s consolidated balance sheets attributable to our Common Stock will be reduced in proportion to the size of the Reverse Stock Split ratio, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of Common Stock outstanding. The Common Stock held in treasury will be reduced in proportion to the Reverse Stock Split ratio. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split. This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to stockholders in light of their particular circumstances. This discussion is based on the Code and current Treasury Regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.

All stockholders are urged to consult with their own tax advisors with respect to the tax consequences of the Reverse Stock Split. This discussion does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, partnerships, nonresident alien individuals, broker-dealers and tax-exempt entities, persons holding shares as part of a straddle, hedge, conversion transaction or other integrated investment, U.S. holders (as defined below) subject to the alternative minimum tax or the unearned income Medicare tax and U.S. holders whose functional currency is not the U.S. dollar. This summary also assumes that the pre-Reverse Stock Split shares of Common Stock were, and the post-Reverse Stock Split shares of Common Stock will be, held as a “capital asset,” as defined in Section 1221 of the Code.

As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

•        a citizen or resident of the United States;

•        a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•        a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

In general, no gain or loss should be recognized by a stockholder upon the exchange of pre-Reverse Stock Split Common Stock for post-Reverse Stock Split Common Stock. The aggregate tax basis of the post-Reverse Stock Split Common Stock should be the same as the aggregate tax basis of the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split. A stockholder’s holding period in the post-Reverse Stock Split Common Stock should include the period during which the stockholder held the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split.

As noted above, we will not issue fractional shares of Common Stock in connection with the Reverse Stock Split. In certain circumstances, stockholders who would be entitled to receive fractional shares of Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole post-Reverse Stock Split share of Common Stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of Common Stock is not clear.

The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Reverse Stock Split.

Vote Required

Pursuant to the DGCL and our organizational documents, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is required to approve the Reverse Stock Split Proposal.

The Board of Directors recommends that you vote “FOR” the approval of the amendment to the Company’s Charter to effect the Reverse Stock Split.

PROPOSAL 4: APPROVAL OF THE AMENDMENT TO THE COMPANY’S CHARTER TO REDUCE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Background and Proposed Amendment

Our Charter currently authorizes the Company to issue a total of 35,000,000 shares of capital stock, consisting of 25,000,000 shares of Common Stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share.

On March 18, 2021, subject to stockholder approval, the Board of Directors approved an amendment to our Charter to, at the discretion of the Board of Directors, effect the Authorized Share Reduction to reduce the total number of shares of Common Stock that the Company is authorized to issue from 25,000,000 to 20,000,000. The Authorized Share Reduction will not change the number of authorized shares of preferred stock, which currently consists of 10,000,000 shares.

The primary purpose of the Authorized Share Reduction is to reduce the total number of shares that we are authorized to issue so that we do not have what some stockholders might view as an unreasonably high number of authorized shares of Common Stock that are unissued or reserved for issuance following the Reverse Stock Split. Accordingly, the implementation of the Authorized Share Reduction is expressly conditioned on stockholder approval of the Reverse Stock Split Proposal and the implementation of the Reverse Stock Split.

The actual timing for implementation of the Authorized Share Reduction would be determined by the Board of Directors, following or concurrent with the implementation of the Reverse Stock Split, and based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders. Notwithstanding approval of the Authorized Share Reduction Proposal and the Reverse Stock Split Proposal by our stockholders and the implementation of the Reverse Stock Split, the Board of Directors will have the sole authority to elect whether or not and when to amend our Charter to effect the Authorized Share Reduction. If the Authorized Share Reduction Proposal and Reverse Stock Split Proposal are approved by our stockholders and the Reverse Stock Split is implemented, the Board of Directors will make a determination as to whether effecting the Authorized Share Reduction is in the best interests of the Company and our stockholders in light of, among other things, the Company’s anticipated needs for future equity issuances. For additional information concerning the factors the Board of Directors will consider in deciding whether to effect the Authorized Share Reduction, see “— Board Discretion to Effect the Authorized Share Reduction.”

The text of the proposed amendments to the Company’s Charter to effect the Authorized Share Reduction is included as Annex B to this proxy statement (the “Authorized Share Reduction Charter Amendment”). If the Authorized Share Reduction Proposal and the Reverse Stock Split Proposal are approved by the Company’s stockholders and the Reverse Stock Split is implemented, the Company will have the authority to file the Authorized Share Reduction Charter Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing; provided, however, that the Authorized Share Reduction Charter Amendment is subject to revision to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board of Directors deems necessary and advisable.

Reasons for the Authorized Share Reduction

The primary purpose of the Authorized Share Reduction is to reduce the total number of shares that we are authorized to issue so that we do not have what some stockholders might view as an unreasonably high number of authorized shares of Common Stock that are unissued or reserved for issuance following the Reverse Stock Split. Accordingly, the implementation of the Authorized Share Reduction is expressly conditioned on the approval of the Reverse Stock Split Proposal and the implementation of the Reverse Stock Split. In addition, the Authorized Share Reduction is anticipated to decrease the amount of annual franchise taxes that the Company may be required to pay to the State of Delaware following the Reverse Stock Split.

Effects of the Authorized Share Reduction; Risks Associated with the Authorized Share Reduction

If the Authorized Share Reduction is implemented, it will reduce the total number of shares of Common Stock that we are authorized to issue from 25,000,000 to 20,000,000. The Authorized Share Reduction would not have any effect on the rights of existing stockholders and the par value per share of Common Stock will remain $0.001. The Authorized Share Reduction would not have any impact on the total number of shares of preferred stock that the Company is authorized to issue, which will remain at 10,000,000 shares.

The decrease in the number of authorized shares of Common Stock would result in fewer shares of authorized but unissued Common Stock being available for future issuance for various purposes, including raising capital or making acquisitions. However, we currently expect that the amount of authorized but unissued shares of Common Stock available for future issuances following the Reverse Stock Split and Authorized Share Reduction will be sufficient for our future needs.

The Authorized Share Reduction is conditioned on the approval of the Reverse Stock Split Proposal and the implementation of the Reverse Stock Split, but will not be effected in proportion to the Reverse Stock Split ratio. Accordingly, depending on the ratio of the Reverse Stock Split and the total number of shares we have issued and outstanding following the Reverse Stock Split, the practical effect of the Reverse Stock Split and the Authorized Share Reduction could be to proportionally increase or decrease the total number of shares of Common Stock we are authorized to issue compared to the amount authorized by our Charter as in effect today.

Conditioned on Reverse Stock Split

The Board of Directors intends to proceed with the Authorized Share Reduction only if and when the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is implemented. Accordingly, if we do not receive approval of the Reverse Stock Split Proposal or the Board of Directors determines not to proceed with the Reverse Stock Split, then we will not implement the Authorized Share Reduction.

The implementation of the Reverse Stock Split, however, is not conditioned on the approval of the Authorized Share Reduction Proposal or the implementation of the Authorized Share Reduction. Even if the Authorized Share Reduction Proposal is not approved by our stockholders or if the Board of Directors determines not to implement the Authorized Share Reduction, the Board of Directors will retain the option to implement the Reverse Stock Split, subject to the approval of the Reverse Stock Split Proposal by our stockholders.

Board Discretion to Effect the Authorized Share Reduction

If the Authorized Share Reduction Proposal and the Reverse Stock Split Proposal are approved by our stockholders and the Reverse Stock Split is implemented, the Authorized Share Reduction will only be effected upon a determination by the Board of Directors, in its sole discretion, that filing the Authorized Share Reduction Charter Amendment to effect the Authorized Share Reduction is in the best interests of the Company and its stockholders. In making its determination, the Board of Directors will consider, among other things, whether the Authorized Share Reduction is in the best interests of the Company’s stockholders in light of the Company’s anticipated needs to reserve authorized shares of Common Stock for:

•        raising capital through the sale of equity securities;

•        entering into strategic business combinations;

•        providing equity incentives to officers, directors and employees; and

•        other corporate purposes.

In addition, whether the Board of Directors determines to implement the Authorized Share Reduction will depend on the ratio that the Board of Directors selects for the Reverse Stock Split and the number of shares of Common Stock that are issued and outstanding following the Reverse Stock Split.

Effective Time of the Authorized Share Reduction

If the Authorized Share Reduction Proposal and the Reverse Stock Split Proposal are approved by our stockholders and the Reverse Stock Split is implemented, the Authorized Share Reduction would become effective, if at all, when the Authorized Share Reduction Amendment is accepted and recorded by the office of the Secretary of State of the State of Delaware. However, notwithstanding approval of the Authorized Share Reduction Proposal and the Reverse Stock Split Proposal by our stockholders and the implementation of the Reverse Stock Split, the Board of Directors will have the sole authority to elect whether or not and when to amend our Charter to effect the Authorized Share Reduction.

Vote Required

Pursuant to the DGCL and our organizational documents, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is required to approve the Authorized Share Reduction Proposal.

The Board of Directors recommends that you vote “FOR” the approval of the amendment to the Company’s Charter to reduce the number of authorized shares of Common Stock.

OTHER BUSINESS

The Board of Directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” information into this Proxy Statement, which means that we can disclose important information to you by referring you to another document or report filed separately with the SEC. The information incorporated by reference is deemed to be a part of this Proxy Statement, except to the extent any information is superseded by this Proxy Statement.

Our Annual Report on Form 10-K for the year ended December 31, 2020, along with financial statements and related notes thereto (the “Form 10-K”), which was filed with the SEC on March 23, 2021 and contains important information about the Company, is hereby incorporated by reference into this Proxy Statement. A copy of the Form 10-K is included within the Annual Report delivered with this Proxy Statement.

Any statement contained in a document incorporated or deemed to be incorporated by reference into this Proxy Statement will be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in this Proxy Statement or any other subsequently filed document that is deemed to be incorporated by reference into this Proxy Statement modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, a stockholder proposal submitted for inclusion in our proxy statement for the 2022 annual meeting must be received no later than __________, 2021. However, pursuant to such rule, if the 2022 annual meeting is held on a date that is before April 6, 2022 or after June 5, 2022, then a stockholder proposal submitted for inclusion in our proxy statement for the 2022 annual meeting must be received by us a reasonable time before we begin to print and mail our proxy statement for the 2022 annual meeting.

Stockholders wishing to submit proposals to be presented directly at our next annual meeting of stockholders instead of by inclusion in next year’s proxy statement must follow the submission criteria set forth in our By-Laws and applicable law concerning stockholder proposals. To be timely in connection with our next annual meeting, a stockholder proposal concerning director nominations or other business must be received by the Company at its principal executive offices between January 6, 2022 and February 5, 2022; provided, however, if and only if the 2022 annual meeting is not scheduled to be held between April 6, 2022 or after July 5, 2022, such stockholder’s notice must be received by the Company at its principal executive offices not earlier than 120 days prior to the date of the 2022 annual meeting and not later than the later of (A) the tenth day following the date of the public announcement of the date of the 2022 annual meeting or (B) the date which is 90 days prior to the date of the 2022 annual meeting.

A copy of the Company’s 2020 Annual Report on Form 10-K (and any exhibits thereto) is available without charge upon written request to Paltalk, Inc., Attention: Wilmary Soto-Guignet, Financial Reporting, 30 Jericho Executive Plaza, Suite 400E, Jericho, New York 11753.

ANNEX A

Form of Reverse Stock Split Charter Amendment

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
PALTALK, INC.

Paltalk, Inc. (the “Corporation”), a corporation duly organized and existing under the laws of the State of Delaware, by its duly authorized officer, does hereby certify that:

1.      The Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation’s Certificate of Incorporation, as amended, to effect a reverse stock split at a ratio of 1-for-[•], (ii) declaring such amendment to be advisable and in the best interest of the Corporation and (iii) calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

2.      Upon this Certificate of Amendment becoming effective, Article FOURTH of the Certificate of Incorporation of the Corporation is hereby amended by adding the following new paragraph at the end of such article:

“Effective at 4:05 p.m., Eastern Time, on [•], 2021 (the “2021 Split Effective Time”), every [•] ([•]) shares of common stock issued and outstanding or held by the Corporation as treasury shares as of the 2021 Split Effective Time shall automatically, and without action on the part of the stockholders, convert and combine into one (1) validly issued, fully paid and non-assessable share of common stock, without effecting a change to the par value per share of common stock (the “2021 Reverse Split”). In the case of a holder of shares not evenly divisible by [•] ([•]), in lieu of a fractional share of common stock, such holder shall receive an additional share of common stock. As of the 2021 Split Effective Time and thereafter, a certificate(s) representing shares of common stock prior to the 2021 Reverse Split is deemed to represent the number of post-2021 Reverse Split shares into which the pre-2021 Reverse Split shares were converted.”

3.      This Certificate of Amendment has been duly approved by the Board of Directors of the Corporation in accordance with Sections 141(f) and 242 of the General Corporation Law of the State of Delaware.

4.      This Certificate of Amendment has been duly approved by the holders of the requisite number of shares of capital stock of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware and the applicable provisions of the Certificate of Incorporation.

5.      This Certificate of Amendment shall become effective at 4:05 p.m., Eastern Time, on [•], 2021.

[Remainder of Page Intentionally Left Blank]

Annex A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer this [•] day of [•], 2021.

PALTALK, INC.,
a Delaware corporation

Jason Katz
Chief Executive Officer

Annex A-2

ANNEX B

Form of Authorized Share Reduction Charter Amendment

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
PALTALK, INC.

Paltalk, Inc. (the “Corporation”), a corporation duly organized and existing under the laws of the State of Delaware, by its duly authorized officer, does hereby certify that:

1.      The Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation’s Certificate of Incorporation, as amended, to reduce the number of shares of common stock that the Corporation is authorized to issue, (ii) declaring such amendment to be advisable and in the best interest of the Corporation and (iii) calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

2.      Upon this Certificate of Amendment becoming effective, Article FOURTH of the Certificate of Incorporation of the Corporation is hereby amended by deleting the first paragraph of such article and replacing it with the following:

“FOURTH: The total number of shares of stock which the Corporation is authorized to issue is twenty million (20,000,000) shares of common stock, par value $0.001, and ten million (10,000,000) shares of preferred stock, par value $0.001.”

3.      This Certificate of Amendment has been duly approved by the Board of Directors of the Corporation in accordance with Sections 141(f) and 242 of the General Corporation Law of the State of Delaware.

4.      This Certificate of Amendment has been duly approved by the holders of the requisite number of shares of capital stock of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware and the applicable provisions of the Certificate of Incorporation.

5.      This Certificate of Amendment shall become effective at 4:05 p.m., Eastern Time, on [•], 2021.

[Remainder of Page Intentionally Left Blank]

Annex B-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer this [•] day of [•], 2021.

PALTALK, INC.,
a Delaware corporation

Jason Katz
Chief Executive Officer

Annex B-2

Preliminary Copy

Paltalk, Inc. Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945 Address Change? Mark box, sign, and indicate changes below: TO VOTE BY INTERNET OR TELEPHONE, SEE REVERSE SIDE OF THIS PROXY CARD. The Board of Directors Recommends a Vote FOR Items 1, 2, 3 and 4. 1.Election of directors: 01 Yoram “Rami” Abada 02 Jason Katz 03 Lance Laifer 04 Kara Jenny 05 John Silberstein Vote FOR all nominees (except as marked) Vote WITHHELD from all nominees Please fold here – Do not separate (Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.) 2.Ratification of the appointment of Marcum LLP as the Company’s independent Registered Public Accounting Firm. For Against Abstain 3.Approval of an amendment to the Company’s Certificate of Incorporation, as amended (the “Charter”), in substantially the form attached to the proxy statement as Annex A, to, at the discretion of the Board of Directors of the Company, effect a reverse stock split with respect to the Company’s issued and outstanding common stock, par value $0.001 per share (the “Common Stock”), including stock held by the Company as treasury shares, at any ratio up to 1-for-4 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board of Directors of the Company (the “Reverse Stock Split”). For Against Abstain 4.Approval of, if and only if the Reverse Stock Split is approved and implemented, an amendment to the Charter, in substantially the form attached to the proxy statement as Annex B, to, at the discretion of the Board of Directors of the Company, reduce the total number of authorized shares of Common Stock from 25,000,000 to 20,000,000. For Against Abstain THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4. Date Signature(s) in Box Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, adminis trators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

Paltalk, Inc. ANNUAL MEETING OF STOCKHOLDERS Thursday, May 6, 2021 9:00 a.m. Eastern Time To register for the virtual meeting, please follow the instructions below: • Visit proxydocs.com/PALT on your smartphone, tablet or computer. • As a stockholder, you will then be required to enter your control number which is located in the upper right hand corner on the reverse side of this proxy card • After registering, you will receive a confirmation email and an email approximately 1 hour prior to the start of the meeting to the email address you provided during registration with a unique link to the virtual meeting Paltalk, Inc. PALTALK, INC. 30 Jericho Executive Plaza, Suite 400E Jericho, New York 11753 proxy This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 6, 2021. The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side. If no choice is specified, the proxy will be voted “FOR” Items 1, 2, 3 and 4. By signing the proxy, you revoke all prior proxies and appoint Jason Katz, Kara Jenny and Wilmary Soto-Guignet, and each of them with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters that may come before the Annual Meeting and all adjournments. Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. INTERNET/MOBILE www.proxypush.com/PALT Use the Internet to vote your proxy. PHONE 1-866-883-3382 Use a touch-tone telephone to vote your proxy. MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope provided. If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.